UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2012

Date of reporting period: 09/30/2012

Item 1 – Report to Stockholders

September 30, 2012

Annual Report

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity — new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%
US small cap equities (Russell 2000® Index)	1.60	31.91
International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75
Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.78	5.66
US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2012

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2012, the Fund, through its investments in Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”) generated a positive double-digit return. The Fund’s Institutional and Investor A Shares outperformed the blended reference benchmark (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index), while the Fund’s Investor B, Investor C and Class R Shares underperformed the blended reference benchmark. For the same period, all of the Fund’s share classes outperformed the fixed income benchmark, the Barclays US Aggregate Bond Index, and underperformed the equity benchmark, the Russell 1000® Index.

What factors influenced performance?

•

From an asset allocation perspective, the Fund maintained the blended reference benchmark weights in equities and fixed income for the majority of the reporting period. The Master Large Cap Core Portfolio generated positive double-digit returns for the 12-month period, but underperformed the Russell1000® Index. The Master Total Return Portfolio, however, outperformed the Barclays US Aggregate Bond Index.

•

The Master Total Return Portfolio benefited from its diversified exposure to high-quality spread sectors, which performed well despite heightened investor anxiety during the period. The largest contributor was exposure to securitized assets, including an overweight in commercial mortgage-backed securities (“CMBS”) and an allocation to non-agency residential mortgage-backed securities (“MBS”), which are not represented in the Barclays US Aggregate Bond Index. Within CMBS, a preference for recently issued higher-quality multi-family securities proved beneficial as underlying fundamentals continued to improve in a strong rental market. Also contributing positively to performance was out-of-index exposure to high yield debt, an overweight to investment grade credit and security selection within industrials. Additional positive return contributions came from active trading in agency MBS and tactical exposures to sovereign debt and credit names in Europe.

•

Positive performance in the Master Large Cap Core Portfolio was most notable in the information technology (“IT”), where standout performers in the internet software & services industry included Google, Inc. and AOL, Inc. In the semiconductor space, exposure to hard disk drives proved beneficial, while consolidation in the semiconductor equipment arena boosted returns for select holdings. In the materials sector, an overweight position in fertilizer producer CF Industries Holdings, Inc. boosted returns as the company experienced soaring profit margins due to lower input costs (i.e., natural gas) coupled with increasing demand and rising prices for its nitrogen-based crop nutrients. Holdings of select commodity chemical producers also benefited from lower natural gas prices during the period.

•

Detracting from performance in the Master Large Cap Core Portfolio was an underweight to machinery stocks (industrials), which surged early in the reporting period given their sensitivity to economic growth. Stock selection in telecommunication services also had a negative impact on relative returns due to a concentration in wireless names, which underperformed amid rising competitive pressure, especially within the prepaid space. In the Master Total Return Portfolio, a slight drag on returns resulted from the use of currency hedges designed to provide downside protection against a global economic slowdown and volatility resulting from European debt concerns.

Describe recent portfolio activity.

•

With respect to broad asset allocation, the Fund returned its equity and fixed income exposures to the blended reference benchmark weights during the 12-month period. In equities, the Master Large Cap Core Portfolio significantly increased exposure to the financials sector, and added to energy and industrials, while reducing its allocations to IT, health care and materials. In fixed income, the Master Total Return Portfolio actively managed duration (sensitivity to interest rate movements) while maintaining a slightly short duration bias. Near the end of the period, the Master Total Return Portfolio moved from a yield curve-flattening bias to a neutral stance versus the fixed income benchmark index. Also during the period, the Master Total Return Portfolio tactically managed corporate credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. However, following good performance in corporate credit early in 2012, the fixed income allocation reduced exposure to corporates in favor of securitized credit sectors, adding to positions in CMBS and auto loan asset-backed securities (“ABS”). The Master Total Return Portfolio reduced its agency MBS allocation while shifting its positioning within the space toward lower-coupon and call-protected issues. The fixed income allocation also added a small position in Italian sovereign debt.

Describe portfolio positioning at period end.

•

At period end, the Fund continued to maintain neutral weightings in equity and fixed income relative to the blended reference benchmark. Relative to the Russell 1000® Index, the Master Large Cap Core Portfolio ended the period with its largest sector overweight in health care, followed by energy and consumer discretionary, and its most significant underweights in consumer staples and industrials. In fixed income, the Master Total Return Portfolio was generally underweight relative to the Barclays US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Spread-sector positions included overweight allocations to investment grade credit, CMBS and ABS, and out-of-index exposures to high yield corporate credit and non-agency MBS. Within the government space, the fixed income allocation maintained an underweight in US Treasuries and agency debentures, and an overweight in agency MBS. The Master Total Return Portfolio ended the period with a slightly short duration versus the Barclays US Aggregate Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays US Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.01%	20.52%	N/A	1.31%	N/A	6.67%	N/A
Investor A	2.82	20.16	13.85%	0.99	(0.09)%	6.37	5.80%
Investor B	2.42	19.01	14.51	0.05	(0.28)	5.66	5.66
Investor C	2.47	19.22	18.22	0.20	0.20	5.54	5.54
Class R	2.71	19.73	N/A	0.57	N/A	6.09	N/A
Barclays US Aggregate Bond Index	3.68	5.16	N/A	6.53	N/A	5.32	N/A
Russell 1000® Index	2.99	30.06	N/A	1.22	N/A	8.35	N/A
60% Russell 1000® Index/40% Barclays US Aggregate Bond Index	3.37	19.80	N/A	3.80	N/A	7.46	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. The performance information for periods prior to October 1, 2003 does not reflect any investment by the Fund in the Master Total Return Portfolio, and the performance information for periods prior to February 2009 does not reflect any investment by the Fund in the Master Large Cap Core Portfolio. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment advisor, BlackRock Advisors, LLC (the “Manager”), waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 2 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,030.10	$2.94	$1,000.00	$1,022.10	$2.93	0.58%
Investor A	$1,000.00	$1,028.20	$4.56	$1,000.00	$1,020.50	$4.55	0.90%
Investor B	$1,000.00	$1,024.20	$8.96	$1,000.00	$1,016.15	$8.92	1.77%
Investor C	$1,000.00	$1,024.20	$8.55	$1,000.00	$1,016.55	$8.52	1.69%
Class R	$1,000.00	$1,027.10	$6.33	$1,000.00	$1,018.75	$6.31	1.29%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolios, the expense example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

The Benefits and Risks of Leveraging

The Master Total Return Portfolio may utilize leverage to seek to enhance its yield. However, this objective cannot be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage by borrowing through entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s investors will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the net assets. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Master Total Return Portfolio had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Master Total Return Portfolio pays higher short-term interest rates whereas the Master Total Return Portfolio’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Master Total Return Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s net assets positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to the Master Total Return Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Total Return Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Total Return Portfolio’s net income will be less than if leverage had not been used. The Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio will incur expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio investors and may reduce income.

Derivative Financial Instruments

The Master Total Return Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Master Total Return Portfolio’s Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Total Return Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Total Return Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Total Return Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Total Return Portfolio to hold an investment that it might otherwise sell. The Master Total Return Portfolio’s investments in these instruments are discussed in detail in the Master Total Return Portfolio’s Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	7

Statement of Assets and Liabilities

September 30, 2012
Assets
Investments in Master Large Cap Core Portfolio (cost — $490,476,873)	$578,190,017
Investments in Master Total Return Portfolio (cost — $358,837,441)	371,312,196
Investments in BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (shares — 6,285,043; cost — $6,285,043)	6,285,043
Capital shares sold receivable	326,151
Prepaid expenses	12,396
Total assets	956,125,803

Liabilities
Capital shares redeemed payable	4,286,229
Service and distribution fees payable	150,855
Investment advisory fees payable	82,002
Officer’s fees payable	1,262
Other accrued expenses payable	325,496
Total liabilities	4,845,844
Net Assets	$951,279,959

Net Assets Consist of
Paid-in capital	$802,760,741
Undistributed net investment income	4,093,021
Accumulated net realized gain	44,238,298
Net unrealized appreciation/depreciation	100,187,899
Net Assets	$951,279,959

Net Asset Value
Institutional — Based on net assets of $426,027,458 and 17,920,487 shares outstanding, 400 million shares authorized, $0.10 par value	$23.77
Investor A — Based on net assets of $447,620,470 and 18,899,056 shares outstanding, 200 million shares authorized, $0.10 par value	$23.68
Investor B — Based on net assets of $7,128,134 and 308,989 shares outstanding, 500 million shares authorized, $0.10 par value	$23.07
Investor C — Based on net assets of $61,540,897 and 2,808,043 shares outstanding, 200 million shares authorized, $0.10 par value	$21.92
Class R — Based on net assets of $8,963,000 and 396,112 shares outstanding, 500 million shares authorized, $0.10 par value	$22.63

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Statement of Operations

Year Ended September 30, 2012
Investment Income
Interest — affiliated	$7,337
Other income	1,165
Net investment income allocated from the Master Portfolios:
Interest — unaffiliated	18,047,906
Dividends — unaffiliated	12,396,709
Securities lending — affiliated	570,369
Dividends — affiliated	76,649
Interest — affiliated	81
Total expenses	(4,179,854)
Fees waived	4,459
Total income	26,924,821

Fund Expenses
Investment advisory	4,316,133
Service — Investor A	1,123,560
Service and distribution — Investor B	80,073
Service and distribution — Investor C	614,646
Service and distribution — Class R	44,610
Transfer agent — Institutional	429,497
Transfer agent — Investor A	716,038
Transfer agent — Investor B	33,161
Transfer agent — Investor C	117,478
Transfer agent — Class R	26,301
Professional	114,496
Officer	37,544
Registration	36,144
Printing	32,515
Custodian	3,187
Miscellaneous	35,765
Total expenses	7,761,148
Less fees waived by Manager	(3,096,809)
Total expenses after fees waived	4,664,339
Net investment income	22,260,482

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain from investments, financial futures contracts, foreign currency transactions, options written, borrowed bonds, short sales and swaps	36,492,085
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, foreign currency transactions, options written, borrowed bonds and swaps	133,899,018
Total realized and unrealized gain	170,391,103
Net Increase in Net Assets Resulting from Operations	$192,651,585

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	9

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$22,260,482	$23,367,158
Net realized gain	36,492,085	94,751,693
Net change in unrealized appreciation/depreciation	133,899,018	(92,806,045)
Net increase in net assets resulting from operations	192,651,585	25,312,806

Dividends to Shareholders From
Net investment income:
Institutional	(10,752,228)	(12,488,493)
Investor A	(8,660,377)	(9,251,539)
Investor B	(66,562)	(107,449)
Investor C	(825,009)	(802,573)
Class R	(145,892)	(149,993)
Decrease in net assets resulting from dividends to shareholders	(20,450,068)	(22,800,047)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(232,710,814)	(111,659,303)

Net Assets
Total decrease in net assets	(60,509,297)	(109,146,544)
Beginning of year	1,011,789,256	1,120,935,800
End of year	$951,279,959	$1,011,789,256
Undistributed net investment income	$4,093,021	$1,954,050

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Financial Highlights

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$20.18	$20.28	$19.17	$21.96	$29.29	$20.10	$20.21	$19.11	$21.88	$29.19
Net investment income[1]	0.55	0.51	0.46	0.54	0.71	0.47	0.40	0.39	0.48	0.62
Net realized and unrealized gain (loss)	3.55	(0.13)	1.20	(1.60)	(5.31)	3.55	(0.10)	1.19	(1.58)	(5.28)
Net increase (decrease) from investment operations	4.10	0.38	1.66	(1.06)	(4.60)	4.02	0.30	1.58	(1.10)	(4.66)
Dividends and distributions from:
Net investment income	(0.51)	(0.48)	(0.55)	(0.62)	(0.76)	(0.44)	(0.41)	(0.48)	(0.56)	(0.68)
Net realized gain	—	—	—	(1.11)	(1.97)	—	—	—	(1.11)	(1.97)
Total dividends and distributions	(0.51)	(0.48)	(0.55)	(1.73)	(2.73)	(0.44)	(0.41)	(0.48)	(1.67)	(2.65)
Net asset value, end of year	$23.77	$20.18	$20.28	$19.17	$21.96	$23.68	$20.10	$20.21	$19.11	$21.88

Total Investment Return[2]
Based on net asset value	20.52%	1.67%	8.75%[3]	(3.53)%[4]	(16.99)%	20.16%	1.31%	8.38%[5]	(3.79)%[6]	(17.25)%

Ratios to Average Net Assets[7]
Total expenses	0.96%	1.07%	1.08%	0.85%	0.58%	1.28%	1.39%	1.40%	1.17%	0.88%
Total expenses after fees waived	0.66%	0.76%	0.76%	0.64%	0.56%	0.97%	1.07%	1.08%	0.95%	0.85%
Net investment income	2.45%	2.33%	2.28%	3.12%	2.72%	2.12%	1.83%	1.96%	2.80%	2.42%

Supplemental Data
Net assets, end of year (000)	$426,027	$511,458	$547,721	$626,711	$806,612	$447,620	$426,819	$488,087	$529,120	$655,429
Portfolio turnover of the Fund[8]	—	—	—	94%[9]	27%	—	—	—	94%[9]	27%
Portfolio turnover of Master Total Return Portfolio	1,346%[10]	1,771%[11]	1,754%[12]	708%[13]	—	1,346%[10]	1,771%[11]	1,754%[12]	708%[13]	—
Portfolio turnover of Master Large Cap Core Portfolio	128%	129%	173%	168%[14]	—	128%	129%	173%	168%[14]	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 8.32%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (3.88)%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.95%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.19)%.

[7]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[14]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	11

Financial Highlights (continued)

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$19.55	$19.65	$18.56	$21.24	$28.36	$18.64	$18.77	$17.79	$20.51	$27.52
Net investment income[1]	0.24	0.18	0.20	0.32	0.39	0.28	0.21	0.21	0.32	0.39
Net realized and unrealized gain (loss)	3.46	(0.10)	1.16	(1.55)	(5.13)	3.28	(0.08)	1.12	(1.50)	(4.95)
Net increase (decrease) from investment operations	3.70	0.08	1.36	(1.23)	(4.74)	3.56	0.13	1.33	(1.18)	(4.56)
Dividends and distributions from:
Net investment income	(0.18)	(0.18)	(0.27)	(0.34)	(0.41)	(0.28)	(0.26)	(0.35)	(0.43)	(0.48)
Net realized gain	—	—	—	(1.11)	(1.97)	—	—	—	(1.11)	(1.97)
Total dividends and distributions	(0.18)	(0.18)	(0.27)	(1.45)	(2.38)	(0.28)	(0.26)	(0.35)	(1.54)	(2.45)
Net asset value, end of year	$23.07	$19.55	$19.65	$18.56	$21.24	$21.92	$18.64	$18.77	$17.79	$20.51

Total Investment Return[2]
Based on net asset value	19.01%	0.34%	7.37%[3]	(4.69)%[4]	(17.96)%	19.22%	0.55%	7.53%[5]	(4.56)%[6]	(17.90	) %

Ratios to Average Net Assets[7]
Total expenses	2.29%	2.36%	2.34%	2.09%	1.75%	2.06%	2.18%	2.20%	1.97%	1.67%
Total expenses after fees waived	1.98%	2.04%	2.02%	1.90%	1.73%	1.75%	1.87%	1.88%	1.76%	1.65%
Net investment income	1.13%	0.86%	1.03%	1.93%	1.56%	1.33%	1.04%	1.16%	2.00%	1.63%

Supplemental Data
Net assets, end of year (000)	$7,128	$8,786	$14,374	$23,963	$51,371	$61,541	$56,608	$61,017	$60,461	$72,694
Portfolio turnover of the Fund[8]	—	—	—	94%[9]	27%	—	—	—	94%[9]	27%
Portfolio turnover of Master Total Return Portfolio	1,346%[10]	1,771%[11]	1,754%[12]	708%[13]	—	1,346%[10]	1,771%[11]	1,754%[12]	708%[13]	—
Portfolio turnover of Master Large Cap Core Portfolio	128%	129%	173%	168%[14]	—	128%	129%	173%	168%[14]	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 6.82%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (5.10)%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.12%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.94)%.

[7]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[14]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Financial Highlights (concluded)

	Class R
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$19.22	$19.33	$18.31	$21.06	$28.22
Net investment income[1]	0.37	0.30	0.29	0.38	0.49
Net realized and unrealized gain (loss)	3.39	(0.09)	1.14	(1.54)	(5.08)
Net increase (decrease) from investment operations	3.76	0.21	1.43	(1.16)	(4.59)
Dividends and distributions from:
Net investment income	(0.35)	(0.32)	(0.41)	(0.48)	(0.60)
Net realized gain	—	—	—	(1.11)	(1.97)
Total dividends and distributions	(0.35)	(0.32)	(0.41)	(1.59)	(2.57)
Net asset value, end of year	$22.63	$19.22	$19.33	$18.31	$21.06

Total Investment Return[2]
Based on net asset value	19.73%	0.96%	7.87%[3]	(4.25)%[4]	(17.59)%

Ratios to Average Net Assets[5]
Total expenses	1.67%	1.77%	1.84%	1.64%	1.31%
Total expenses after fees waived	1.36%	1.46%	1.52%	1.42%	1.29%
Net investment income	1.73%	1.44%	1.51%	2.29%	1.98%

Supplemental Data
Net assets, end of year (000)	$8,963	$8,118	$9,737	$10,194	$9,655
Portfolio turnover of the Fund[6]	—	—	—	94%[7]	27%
Portfolio turnover of Master Total Return Portfolio	1,346%[8]	1,771%[9]	1,754%[10]	708%[11]	—
Portfolio turnover of Master Large Cap Core Portfolio	128%	129%	173%	168%[12]	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.53%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.62)%.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Excludes transactions in the Master Portfolios.

[7]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[12]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing the fixed income portion of its assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund and investing the equity portion of its assets in Master Large Cap Core Portfolio (the “Master Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The percentages of the Master Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund at September 30, 2012 were 24.9% and 10.7%, respectively. The performance of the Fund is directly affected by the performance of the Master Portfolios. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolios at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolios. Valuation of securities held by the Master Portfolios is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report. Investments in open-end registered investment companies are valued at NAV each business day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments: BlackRock Liquidity Funds, TempFund, Institutional Class	$6,285,043	—	—	$6,285,043

There were no transfers between levels during the year ended September 30, 2012.

14	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.500%
$250 Million – $300 Million	0.450%
$300 Million – $400 Million	0.425%
Greater than $400 Million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Total Return Portfolio and Master Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Large Cap Core Portfolio. The Manager has contractually agreed to waive its investment advisory fee in the amount the Fund pays in connection with its investments in the Master Portfolios. For the year ended September 30, 2012, the Manager waived $3,091,677, which is included in fees waived by Manager in the Statement of Operations.

Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income
BlackRock Liquidity TempFund, Institutional Class	4,080,774	2,204,269	6,285,043	$7,337

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies. For the year ended September 30, 2012, the Manager waived $5,132, which is included in fees waived by Manager in the Statement of Operations.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	15

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,832.

For the year ended September 30, 2012, affiliates received CDSCs as follows:

Investor B	$4,313
Investor C	$1,930

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$9,445
Investor A	$13,487
Investor B	$798
Investor C	$1,814
Class R	$123

During the year ended September 30, 2012, the Fund received a reimbursement of $179 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2012 attributable to foreign currency transactions, the accounting for swap agreements, and the classification of investments were reclassified to the following accounts:

Undistributed net investment income	$328,557
Accumulated net realized gain	$(328,557)

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	9/30/12	9/30/11
Ordinary income	$20,450,068	$22,800,047

As of September 30, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$3,559,390
Undistributed long-term capital gains	27,136,332
Net unrealized gains[1]	117,823,496
Total	$148,519,218

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

During the year ended September 30, 2012, the Fund utilized $4,651,676 of its capital loss carryforward.

4. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended September 30, 2012.

16	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,073,577	$24,117,916	1,158,426	$25,597,416
Shares issued to shareholders in reinvestment of dividends and distributions	416,633	9,131,872	488,160	10,847,909
Shares redeemed	(8,919,131)	(205,195,951)	(3,307,829)	(72,519,465)
Net decrease	(7,428,921)	$(171,946,163)	(1,661,243)	$(36,074,140)

Investor A
Shares sold and automatic conversion of shares	652,208	$14,663,133	770,278	$16,870,066
Shares issued to shareholders in reinvestment of dividends and distributions	339,412	7,454,026	360,637	7,983,661
Shares redeemed	(3,323,937)	(74,381,031)	(4,054,903)	(88,449,400)
Net decrease	(2,332,317)	$(52,263,872)	(2,923,988)	$(63,595,673)

Investor B
Shares sold	19,198	$418,334	13,683	$292,143
Shares issued to shareholders in reinvestment of dividends and distributions	2,546	54,515	4,128	88,587
Shares redeemed and automatic conversion of shares	(162,078)	(3,515,240)	(300,093)	(6,371,328)
Net decrease	(140,334)	$(3,042,391)	(282,282)	$(5,990,598)

Investor C
Shares sold	378,641	$7,719,246	324,297	$6,590,893
Shares issued to shareholders in reinvestment of dividends and distributions	34,624	706,396	33,421	688,346
Shares redeemed	(642,851)	(13,310,001)	(571,434)	(11,571,863)
Net decrease	(229,586)	$(4,884,359)	(213,716)	$(4,292,624)

Class R
Shares sold	111,890	$2,378,885	176,442	$3,675,542
Shares issued to shareholders in reinvestment of dividends and distributions	6,922	145,567	7,078	149,993
Shares redeemed	(145,021)	(3,098,481)	(264,842)	(5,531,803)
Net decrease	(26,209)	$(574,029)	(81,322)	$(1,706,268)

Total Net Decrease	(10,157,367)	$(232,710,814)	(5,162,551)	$(111,659,303)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	17

Report of Independent Registered Public Accounting Firm	BlackRock Balanced Capital Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”) as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
November 28, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended September 30, 2012.

Payable Date	12/21/11	7/20/12
Qualified Dividend Income for Individuals [1]	54.31%	57.66%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	45.48%	56.97%
Federal Obligation Interest[2]	6.56%	4.34%
Interest-Related Dividends for Non-U.S. Residents[3]	62.58%	43.38%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

18	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Portfolio Summary	Master Large Cap Core Portfolio

As of September 30, 2012

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	5%
Exxon Mobil Corp.	4
Google, Inc., Class A	4
JPMorgan Chase & Co.	3
Chevron Corp.	3
Pfizer, Inc.	3
Wal-Mart Stores, Inc.	3
Citigroup, Inc.	3
Comcast Corp., Class A	3
Microsoft Corp.	2

Sector Allocations	Percent of Long-Term Investments
Information Technology	18%
Health Care	17
Financials	16
Consumer Discretionary	14
Energy	12
Industrials	8
Consumer Staples	7
Materials	4
Utilities	3
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	19

Schedule of Investments September 30, 2012	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 13.7%
Auto Components — 0.9%
Lear Corp.	547,900	$20,705,141
Diversified Consumer Services — 0.5%
Apollo Group, Inc., Class A (a)(b)	397,770	11,555,218
Internet & Catalog Retail — 1.2%
Expedia, Inc.	491,315	28,417,660
Media — 8.2%
Comcast Corp., Class A	1,643,700	58,795,149
DISH Network Corp., Class A	568,175	17,391,837
The McGraw-Hill Cos., Inc.	399,800	21,825,082
News Corp., Class A	2,089,250	51,249,302
Time Warner Cable, Inc.	428,280	40,712,297
		189,973,667
Multiline Retail — 0.8%
Dillard’s, Inc., Class A	261,965	18,945,309
Specialty Retail — 2.1%
Foot Locker, Inc.	287,318	10,199,789
The Gap, Inc.	375,755	13,444,514
PetSmart, Inc.	342,635	23,634,962
		47,279,265
Total Consumer Discretionary		316,876,260
Consumer Staples — 7.0%
Beverages — 2.7%
The Coca-Cola Co.	1,180,875	44,790,589
Constellation Brands, Inc., Class A (a)	516,700	16,715,245
		61,505,834
Food & Staples Retailing — 4.2%
CVS Caremark Corp.	689,325	33,377,116
Wal-Mart Stores, Inc.	879,350	64,896,030
		98,273,146
Tobacco — 0.1%
Philip Morris International, Inc.	36,475	3,280,562
Total Consumer Staples		163,059,542
Energy — 12.1%
Energy Equipment & Services — 1.1%
Oceaneering International, Inc.	455,800	25,182,950
Oil, Gas & Consumable Fuels — 11.0%
Chevron Corp.	561,675	65,468,838
Exxon Mobil Corp.	1,031,600	94,339,820
Marathon Oil Corp.	540,675	15,987,760
Marathon Petroleum Corp.	645,650	35,246,033
Suncor Energy, Inc.	1,371,540	45,055,089
		256,097,540
Total Energy		281,280,490
Financials — 15.8%
Capital Markets — 1.8%
The Goldman Sachs Group, Inc.	366,431	41,655,876
Commercial Banks — 2.1%
US Bancorp	1,312,675	45,024,752
Wells Fargo & Co.	156,250	5,395,313
		50,420,065
Consumer Finance — 1.2%
Discover Financial Services	686,200	27,262,726
Diversified Financial Services — 5.7%
Citigroup, Inc.	1,878,625	61,468,610
JPMorgan Chase & Co.	1,733,624	70,177,100
		131,645,710

Common Stocks	Shares	Value
Financials (concluded)
Insurance — 5.0%
Allied World Assurance Co. Holdings AG	76,900	$5,940,525
American Financial Group, Inc.	124,900	4,733,710
American International Group, Inc. (a)	1,103,600	36,187,044
The Chubb Corp.	175,000	13,349,000
Everest Re Group Ltd.	9,700	1,037,512
MetLife, Inc.	457,900	15,779,234
PartnerRe Ltd.	144,200	10,711,176
The Travelers Cos., Inc.	413,600	28,232,336
		115,970,537
Total Financials		366,954,914
Health Care — 16.2%
Health Care Equipment & Supplies — 1.1%
Zimmer Holdings, Inc.	390,000	26,371,800
Health Care Providers & Services — 5.1%
Express Scripts Holding Co. (a)	673,525	42,209,811
HCA Holdings, Inc.	146,200	4,861,150
Humana, Inc.	185,300	12,998,795
McKesson Corp.	300,025	25,811,151
UnitedHealth Group, Inc.	588,075	32,585,236
		118,466,143
Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	653,700	25,134,765
Pharmaceuticals — 8.9%
Abbott Laboratories	565,500	38,770,680
Eli Lilly & Co.	409,775	19,427,433
Forest Laboratories, Inc. (a)	682,700	24,310,947
Johnson & Johnson	126,625	8,725,729
Merck & Co., Inc.	1,078,550	48,642,605
Pfizer, Inc.	2,631,275	65,387,183
		205,264,577
Total Health Care		375,237,285
Industrials — 7.7%
Airlines — 1.8%
Copa Holdings SA, Class A	115,300	9,370,431
Delta Air Lines, Inc. (a)	2,056,325	18,835,937
United Continental Holdings, Inc. (a)(b)	630,239	12,289,660
		40,496,028
Construction & Engineering — 0.7%
KBR, Inc.	553,790	16,514,018
Industrial Conglomerates — 3.7%
3M Co.	493,475	45,606,959
General Electric Co.	616,750	14,006,393
Tyco International Ltd.	477,800	26,881,028
		86,494,380
Machinery — 1.5%
Ingersoll-Rand Plc	546,100	24,476,202
Oshkosh Corp. (a)	395,200	10,840,336
		35,316,538
Total Industrials		178,820,964

See Notes to Financial Statements.

20	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Information Technology — 17.8%
Computers & Peripherals — 7.1%
Apple, Inc.	185,150	$123,543,189
EMC Corp. (a)	740,000	20,179,800
Western Digital Corp.	540,750	20,943,247
		164,666,236
Internet Software & Services — 4.9%
AOL, Inc. (a)(b)	624,800	22,011,704
Google, Inc., Class A (a)	112,375	84,786,938
IAC/InterActiveCorp.	105,800	5,507,948
		112,306,590
IT Services — 2.1%
International Business Machines Corp.	110,650	22,954,342
Total System Services, Inc.	278,800	6,607,560
The Western Union Co.	1,079,825	19,674,412
		49,236,314
Semiconductors & Semiconductor Equipment — 1.3%
KLA-Tencor Corp.	634,475	30,267,630
Software — 2.4%
Microsoft Corp.	1,895,050	56,434,589
Total Information Technology		412,911,359
Materials — 3.7%
Chemicals — 0.9%
CF Industries Holdings, Inc.	91,475	20,329,404
Containers & Packaging — 1.9%
Packaging Corp. of America	639,513	23,214,322
Rock-Tenn Co., Class A	289,094	20,866,805
		44,081,127
Paper & Forest Products — 0.9%
Domtar Corp.	259,500	20,316,255
Total Materials		84,726,786
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.	672,800	30,659,496
Utilities — 2.7%
Independent Power Producers & Energy Traders — 1.7%
The AES Corp.	1,804,500	19,795,365
NRG Energy, Inc.	906,400	19,387,896
		39,183,261
Multi-Utilities — 1.0%
Ameren Corp.	680,700	22,238,469
Total Utilities		61,421,730
Total Long-Term Investments (Cost — $1,851,884,342) — 98.0%		2,271,948,826

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	40,033,302	$40,033,302

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$22,803	22,802,709
Total Short-Term Securities (Cost — $62,836,011) — 2.7%		62,836,011
Total Investments (Cost — $1,914,720,353*) — 100.7%		2,334,784,837
Liabilities in Excess of Other Assets — (0.7)%		(15,934,084)
Net Assets — 100.0%		$2,318,850,753

*	As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,912,833,819
Gross unrealized appreciation	$439,609,343
Gross unrealized depreciation	(17,658,325)
Net unrealized appreciation	$421,951,018

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)

Investments in issuers considered to be an affiliate of the Portfolio during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at September 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	40,033,302	40,033,302	$19,320
BlackRock Liquidity Series LLC, Money Market Series	$72,082,895	$(49,280,186)	$22,802,709	$2,346,365

(d)	Represents the current yield as of report date.

(e)

Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	21

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,271,948,826	—	—	$2,271,948,826
Short-Term Securities	40,033,302	$22,802,709	—	62,836,011
Total	$2,311,982,128	$22,802,709	—	$2,334,784,837

[1]	See above Schedule of Investments for values in each industry.

Certain of the Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, collateral on securities loaned at value of $22,802,709 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

September 30, 2012
Assets
Investments at value — unaffiliated[1,2]	$2,271,948,826
Investments at value — affiliated[3]	62,836,011
Investments sold receivable	34,499,638
Dividends receivable	2,131,225
Securities lending income receivable — affiliated	3,682
Prepaid expenses	32,429
Total assets	2,371,451,811

Liabilities
Collateral on securities loaned at value	22,802,709
Investments purchased payable	25,071,902
Withdrawals payable to investors	3,533,604
Investment advisory fees payable	899,525
Other affiliates payable	21,087
Directors’ fees payable	16,683
Other accrued expenses payable	255,548
Total liabilities	52,601,058
Net Assets	$2,318,850,753

Net Assets Consist of
Investors’ capital	$1,898,786,269
Net unrealized appreciation/depreciation	420,064,484
Net Assets	$2,318,850,753

[1] Investments at cost — unaffiliated	$1,851,884,342
[2] Securities loaned at value	$22,282,639
[3] Investments at cost — affiliated	$62,836,011

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	23

Statement of Operations	Master Large Cap Core Portfolio

Year Ended September 30, 2012
Investment Income
Dividends — unaffiliated	$51,275,739
Foreign taxes withheld	(580,216)
Securities lending — affiliated	2,346,365
Dividends — affiliated	19,320
Total income	53,061,208

Expenses
Investment advisory	11,473,651
Accounting services	442,419
Custodian	125,522
Professional	107,939
Directors	81,672
Printing	12,024
Miscellaneous	46,622
Total expenses	12,289,849
Less fees waived by Manager	(9,138)
Total expenses after fees waived	12,280,711
Net investment income	40,780,497

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	115,018,419
Foreign currency transactions	(16,762)
115,001,657
Net change in unrealized appreciation/depreciation on investments	492,381,340
Total realized and unrealized gain	607,382,997
Net Increase in Net Assets Resulting from Operations	$648,163,494

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$40,780,497	$36,709,241
Net realized gain	115,001,657	416,733,032
Net change in unrealized appreciation/depreciation	492,381,340	(385,934,163)
Net increase in net assets resulting from operations	648,163,494	67,508,110

Capital Transactions
Proceeds from contributions	328,459,593	406,268,108
Value of withdrawals	(964,485,911)	(1,376,548,462)
Net decrease in net assets derived from capital transactions	(636,026,318)	(970,280,354)

Net Assets
Total increase (decrease) in net assets	12,137,176	(902,772,244)
Beginning of year	2,306,713,577	3,209,485,821
End of year	$2,318,850,753	$2,306,713,577

Financial Highlights	Master Large Cap Core Portfolio

				Period November 1, 2008 to September 30, 2009

					Year Ended October 31,
	Year Ended September 30,
	2012	2011	2010		2008	2007
Total Investment Return
Total investment return	29.97%	(1.61)%	6.16%	12.63%[1,2]	(38.84)%	13.94%

Ratios to Average Net Assets
Total expenses	0.50%	0.49%	0.49%	0.50%[3]	0.50%	0.49%
Total expenses after fees waived	0.50%	0.49%	0.49%	0.50%[3]	0.50%	0.49%
Net investment income	1.67%	1.13%	1.11%	1.56%[3]	0.93%	0.63%

Supplemental Data
Net assets, end of period (000)	$2,318,851	$2,306,714	$3,209,486	$3,946,322	$2,843,515	$5,649,731
Portfolio turnover	128%	129%	173%	168%	109%	96%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	25

Notes to Financial Statements	Master Large Cap Core Portfolio

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of the Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to the Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

26	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files US federal and various state and local tax returns. The statute of limitations on the Portfolio’s US federal tax returns remains open for each of the three years ended September 30, 2012, the period ended September 30, 2009. The statute of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000.To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	27

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:
The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2012
Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(18,655)

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars sold[1]	1
Average US dollar amounts sold1	$140,578

[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Rate
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended September 30, 2012, the Portfolio reimbursed the Manager $26,212 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Portfolio retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Portfolio on the reinvestment of cash collateral is shown as securities lending — affiliated in the Statement of Operations. For the year ended September 30, 2012, BIM received $1,264,206 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended September 30, 2012, were $3,101,051,925 and $3,747,027,615, respectively.

5. Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to

28	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2011. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	29

Report of Independent Registered Public Accounting Firm	Master Large Cap Core Portfolio

To the Investors of Master Large Cap Core Portfolio and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series LLC (the “Master LLC”), as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series LLC as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2012

30	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Officers and Directors of Master Large Cap Series LLC

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 102 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center 2004 to 2011.

				33 RICs consisting of 102 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				33 RICs consisting of 102 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 102 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 1999

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.

				33 RICs consisting of 102 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 102 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 102 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 102 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 102 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	31

Officers and Directors of Master Large Cap Series LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				33 RICs consisting of 102 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 102 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				33 RICs consisting of 102 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Master LLC’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			160 RICs consisting of 278 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

32	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Officers and Directors of Master Large Cap Series LLC (concluded)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Master LLC serve at the pleasure of the Board.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540

Custodian Brown Brothers Harriman & Co. Boston, MA 02109

Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019

Accounting Agent State Street Bank and Trust Company Boston, MA 02110

Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Effective May 15, 2012, Ian A. MacKinnon became a Director of the Master LLC.

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Master LLC and
Benjamin Archibald became Secretary of the Master LLC.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	33

Master Portfolio Information	Master Total Return Portfolio

As of September 30, 2012

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	51%
Corporate Bonds	17
US Treasury Obligations	13
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	5
Foreign Agency Obligations	4
Floating Rate Loan Interests	2
Preferred Securities	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA/Aaa[2]	79%
AA/Aa	2
A	8
BBB/Baa	7
BB/Ba	2
B	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”).

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments September 30, 2012	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC (a):
Series 2010-1A, Class A, 5.56%, 7/15/59	USD	8,090	$9,091,804
Series 2010-2A, Class A, 4.07%, 1/15/48		4,088	4,285,079
Series 2010-3A, Class A, 3.82%, 12/15/48		7,881	8,234,032
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.94%, 12/25/33		581	481,158
Series 2006-CW1, Class A2C, 0.36%, 7/25/36		1,680	1,050,240
AH Mortgage Advance Trust (a):
Series SART-1, Class A1R, 2.23%, 5/10/43		3,370	3,382,806
Series SART-3, Class 1A1, 2.98%, 3/13/43		5,685	5,722,220
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		4,050	4,227,516
Series 2012-2, Class C, 2.64%, 10/10/17		3,080	3,153,209
Series 2012-2, Class D, 3.38%, 4/09/18		4,230	4,341,156
Series 2012-3, Class C, 2.42%, 5/08/18		2,880	2,929,812
Series 2012-3, Class D, 3.03%, 7/09/18		1,910	1,937,621
Series 2012-4, Class B, 1.31%, 11/08/17		1,825	1,827,555
Series 2012-4, Class C, 1.93%, 8/08/18		2,865	2,870,558
Series 2012-4, Class D, 2.68%, 10/09/18		1,040	1,041,882
Series 2012-4, Class E, 3.82%, 2/10/20		3,645	3,652,181
Bear Stearns Asset-Backed Securities Trust, Series 2006-HE10, Class 21A1, 0.29%, 12/25/36 (b)		1,875	1,785,975
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 6/17/14 (b)	GBP	3,400	5,601,321
Capital Trust Re CDO Ltd., Series 2006-4A, Class A1, 0.53%, 10/20/43 (a)(b)	USD	5,674	4,966,000
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17		1,860	1,880,107
Series 2012-1, Class C, 2.20%, 10/16/17		1,150	1,167,472
Series 2012-1, Class D, 3.09%, 8/15/18		1,430	1,444,759
Chesapeake Funding LLC (a)(b):
Series 2012-1A, Class B, 1.83%, 11/07/23		2,630	2,636,785
Series 2012-1A, Class C, 2.23%, 11/07/23		1,690	1,694,337
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.84%, 9/25/33		672	602,210
Series 2004-5, Class A, 0.67%, 10/25/34		776	705,174
Series 2006-17, Class 2A2, 0.37%, 3/25/47		974	761,204
Series 2007-1, Class 2A1, 0.27%, 7/25/37		7	6,849
Series 2007-12, Class 2A1, 0.57%, 8/25/47		34	33,609
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		4,165	4,164,292
DT Auto Owner Trust (a):
Series 2011-2A, Class B, 2.12%, 2/16/16		3,899	3,901,636
Series 2011-3A, Class C, 4.03%, 2/15/17		2,460	2,496,435
Series 2012-1A, Class B, 2.26%, 10/16/17		2,700	2,705,994
Series 2012-1A, Class C, 3.38%, 10/16/17		1,780	1,785,739
Series 2012-1A, Class D, 4.94%, 7/16/18		3,885	3,944,083
Series 2012-2, Class B, 1.85%, 4/17/17		530	530,939
Series 2012-2, Class C, 2.72%, 4/17/17		200	200,431
Series 2012-2A, Class D, 4.35%, 3/15/19		1,370	1,374,059

Asset-Backed Securities	Par (000)		Value
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class D, 2.41%, 9/15/15 (a)	USD	1,620	$1,639,129
Series 2011-2, Class C, 2.37%, 9/15/15		3,860	3,870,993
Series 2011-2, Class D, 2.86%, 9/15/15		2,685	2,692,494
Series 2012-1, Class C, 1.72%, 1/15/16 (b)		4,380	4,397,130
Series 2012-1, Class D, 2.32%, 1/15/16 (b)		4,100	4,126,650
Series 2012-2, Class C, 2.86%, 1/15/19		1,030	1,056,785
Series 2012-2, Class D, 3.50%, 1/15/19		1,820	1,851,794
Series 2012-4, Class C, 1.39%, 9/15/16		2,125	2,126,625
Series 2012-4, Class D, 2.09%, 9/15/16		3,710	3,713,167
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.29%, 3/25/36 (b)		31	16,778
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.33%, 7/25/37 (b)		49	48,163
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,555	2,590,803
ING Investment Management (a)(b):
Series 2012-2A, Class A, 1.97%, 10/15/22		7,045	7,045,000
Series 2012-3A, Class A, 1.81%, 10/15/22 (c)		12,895	12,851,918
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.52%, 12/25/34 (b)		820	738,953
Motor Plc, Series 2012-X, Class A2, 1.27%, 2/25/20 (b)	GBP	3,428	5,547,212
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.54%, 8/23/27	USD	6,505	6,172,900
Series 2008-3, Class A4, 2.08%, 11/25/24		5,600	5,880,168
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.48%, 6/25/35 (b)		2,543	2,516,342
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.86%, 7/25/33 (b)		1,572	1,301,964
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.87%, 10/30/23 (a)(b)(c)		7,530	7,530,000
PFS Financing Corp., Series 2012-AA, Class A, 1.42%, 2/15/16 (a)(b)		4,400	4,415,022
RAAC, Series 2005-SP2, Class 2A, 0.52%, 6/25/44 (b)		5,752	4,705,635
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.80%, 7/25/33 (b)		714	538,788
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		5,412	5,428,675
Series 2011-S1A, Class C, 2.01%, 8/15/16		4,064	4,077,868
Series 2011-WO, Class C, 3.19%, 10/15/15		6,580	6,774,386
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		9,885	10,265,246
Series 2011-1, Class D, 4.01%, 2/15/17		8,000	8,175,304
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		3,999	4,010,130
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		3,027	3,038,469
Series 2012-1, Class B, 2.72%, 5/16/16		2,260	2,302,495
Series 2012-1, Class C, 3.78%, 11/15/17		3,045	3,192,984
Series 2012-2, Class C, 3.20%, 2/15/18		6,490	6,615,218
Series 2012-2, Class D, 3.87%, 2/15/18		4,020	4,137,677
Series 2012-3, Class B, 1.94%, 12/15/16		6,245	6,272,878

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	Euro
FTSE	Financial Times Stock Exchange
GBP	British Pound
LIBOR	London Interbank Offered Rate
MXN	Mexican New Peso
NOK	Norwegian Krone
RB	Revenue Bonds
SEK	Swedish Krona
S&P	Standard and Poor’s
TBA	To Be Announced
USD	US Dollar

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	35

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Santander Drive Auto Receivables Trust (concluded):
Series 2012-3, Class C, 3.01%, 4/16/18	USD	8,515	$8,634,491
Series 2012-3, Class D, 3.64%, 5/15/18		7,005	7,143,762
Series 2012-4, Class C, 2.94%, 12/15/17		4,600	4,700,262
Series 2012-4, Class D, 3.50%, 6/15/18		6,210	6,314,862
Series 2012-5, Class B, 1.56%, 8/15/18		4,090	4,102,638
Series 2012-5, Class C, 2.70%, 8/15/18		1,950	1,979,658
Series 2012-5, Class D, 3.30%, 9/17/18		1,660	1,706,216
Scholar Funding Trust, Series 2011-A, Class A, 1.35%, 10/28/43 (a)(b)		5,437	5,322,610
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.59%, 6/15/21 (b)		5,433	5,298,984
Series 2005-A, Class A3, 0.59%, 6/15/23 (b)		10,935	9,753,058
Series 2008-5, Class A4, 2.15%, 7/25/23 (b)		4,690	4,944,085
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		3,190	3,501,819
Series 2012-A, Class A1, 1.62%, 8/15/25 (a)(b)		2,946	2,978,288
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		2,750	2,939,967
Series 2012-C, Class A1, 1.32%, 8/15/23 (a)(b)		5,938	5,979,649
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		10,125	10,699,330
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		12,220	12,702,666
Small Business Administration:
Series 2003-P10A, Class 1, 4.52%, 2/10/13		5	5,543
Series 2004-P10A, Class 1, 4.50%, 2/10/14		151	155,378
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A2, 0.33%, 10/25/36 (b)		8	7,686
Structured Asset Securities Corp.:
Series 2003-AL2, Class A, 3.36%, 1/25/31 (a)		1,227	1,230,466
Series 2004-23XS, Class 2A1, 0.52%, 1/25/35 (b)		2,034	1,695,103
Series 2005-GEL2, Class A, 0.50%, 4/25/35 (b)		579	541,110
Series 2006-BC6, Class A2, 0.30%, 1/25/37 (b)		339	338,386
Series 2007-BC1, Class A2, 0.27%, 2/25/37 (b)		218	214,177
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		8,570	8,691,015
Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,016,473
Series 2012-C, Class C, 4.55%, 8/15/22		5,030	5,055,854
Total Asset-Backed Securities — 10.8%			373,937,518

Corporate Bonds
Aerospace & Defense — 0.0%
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		714	672,957
Auto Components — 0.3%
BorgWarner, Inc., 4.63%, 9/15/20		2,925	3,250,845
Continental Rubber Of America Corp., 4.50%, 9/15/19 (a)		5,370	5,485,455
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	1,098	1,910,461
			10,646,761

Corporate Bonds	Par (000)		Value
Automobiles — 0.1%
Porsche International Financing Plc, 3.88%, 2/01/16	EUR	2,725	$3,754,237
Beverages — 0.5%
Anheuser-Busch InBev NV, 2.00%, 12/16/19		3,520	4,549,475
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	USD	2,770	2,809,234
3.75%, 7/15/42		2,964	2,971,294
Pernod-Ricard SA (a):
5.75%, 4/07/21		1,040	1,237,330
4.45%, 1/15/22		3,810	4,200,350
5.50%, 1/15/42		2,260	2,578,891
Refresco Group BV, 7.38%, 5/15/18	EUR	379	468,770
			18,815,344
Capital Markets — 1.0%
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	USD	30,136	34,712,935
Chemicals — 0.7%
Arkema SA, 3.85%, 4/30/20 (c)	EUR	2,100	2,876,199
Ineos Finance Plc, 7.50%, 5/01/20 (a)	USD	565	573,475
Linde AG, 1.75%, 9/17/20	EUR	3,981	5,049,278
LyondellBasell Industries NV, 5.75%, 4/15/24	USD	5,000	5,687,500
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		2,355	2,390,325
Tronox Finance LLC, 6.38%, 8/15/20 (a)		7,645	7,721,450
			24,298,227
Commercial Banks — 3.4%
Banco Santander SA:
3.25%, 2/17/15	EUR	2,100	2,709,345
4.13%, 1/09/17		1,400	1,817,564
Bank of India, 6.25%, 2/16/21	USD	4,670	4,977,501
Caisse Centrale Desjardins du Quebec (a):
2.55%, 3/24/16		6,965	7,405,884
1.60%, 3/06/17		3,615	3,727,065
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (a)		5,910	6,247,461
Discover Bank:
8.70%, 11/18/19		1,980	2,556,548
7.00%, 4/15/20		5,720	6,889,706
Eksportfinans ASA:
5.50%, 5/25/16		1,310	1,336,200
5.50%, 6/26/17		275	280,500
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		15,610	16,058,787
HSBC Bank Plc, 3.10%, 5/24/16 (a)		7,630	8,040,395
ICICI Bank Ltd., 4.75%, 11/25/16 (a)		6,450	6,679,626
ING Bank NV:
1.11%, 5/23/16 (b)		600	558,000
2.00%, 8/28/20	EUR	4,290	5,542,082
Intesa Sanpaolo SpA, 3.75%, 3/02/20 (b)		600	665,013
Lloyds TSB Bank Plc:
11.88%, 12/16/21 (b)		4,680	6,904,723
6.50%, 9/17/40	GBP	350	669,459
National Agricultural Cooperative Federation, 3.50%, 2/08/17 (a)	USD	8,300	8,758,260
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22 (b)		10,000	10,334,150
Santander International Debt SAU, 4.13%, 10/04/17	EUR	850	1,049,448
Sparebank 1 Boligkreditt AS, 2.30%, 6/30/17 (a)	USD	8,220	8,579,214
The Toronto-Dominion Bank, 1.63%, 9/14/16 (a)		5,650	5,840,970
			117,627,901

See Notes to Consolidated Financial Statements.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies — 0.1%
EC Finance Plc, 9.75%, 8/01/17	EUR	180	$243,453
Verisure Holding AB, 8.75%, 9/01/18		1,101	1,464,359
			1,707,812
Construction & Engineering — 0.1%
H&E Equipment Services, Inc., 7.00%, 9/01/22 (a)	USD	1,605	1,669,200
Construction Materials — 0.1%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	1,892	2,437,392
Consumer Finance — 0.7%
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	USD	7,960	8,117,903
6.63%, 8/15/17		3,018	3,500,626
SLM Corp.:
6.25%, 1/25/16		7,120	7,725,200
6.00%, 1/25/17		5,000	5,443,750
Series A, 0.75%, 1/27/14 (b)		35	33,989
			24,821,468
Containers & Packaging — 0.1%
GCL Holdings SCA, 9.38%, 4/15/18	EUR	906	1,181,719
Rock-Tenn Co., 4.00%, 3/01/23 (a)	USD	2,880	2,926,538
			4,108,257
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (a)		3,926	3,984,890
Diversified Financial Services — 4.7%
AyT Cedulas Cajas Global:
4.00%, 3/21/17	EUR	1,100	1,175,357
Series 2, 3.50%, 3/14/16		800	875,346
Series 8, 4.25%, 6/14/18		200	206,815
AyT Cedulas Cajas VIII Fondo de Titulizacion de Activos, Series VIII, 4.25%, 11/18/19		300	296,335
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		1,800	2,083,446
AyT Cedulas Cajas X Fondo de Titulizacion, Series X, 3.75%, 6/30/25		2,900	2,437,210
Bank of America Corp.:
3.88%, 3/22/17	USD	5,130	5,520,588
7.63%, 6/01/19		3,000	3,746,193
5.70%, 1/24/22 (d)		20,285	23,825,970
Series L, 5.65%, 5/01/18		4,585	5,227,707
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25	EUR	900	769,435
Series A-6, 4.25%, 4/10/31		2,600	2,148,266
Cedulas TDA 7 Fondo de Titulizacion de Activos, Series 7, 3.50%, 6/20/17		100	102,804
Citigroup, Inc.:
4.59%, 12/15/15	USD	23,100	25,064,124
4.45%, 1/10/17		1,900	2,086,918
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	1,777	2,740,371
HLP Finance Ltd., 4.75%, 6/25/22	USD	7,250	7,702,842
JPMorgan Chase & Co.:
4.50%, 1/24/22		4,830	5,357,677
3.25%, 9/23/22		11,591	11,752,045
JPMorgan Chase Bank NA, Series BKNT:
6.00%, 7/05/17		13,805	16,186,708
6.00%, 10/01/17		6,475	7,662,353
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19		5,260	5,680,800
6.88%, 2/15/21		3,120	3,291,600
Tiers Trust, Series 2012-1, 2.19%, 5/12/14 (a)(b)		18,466	18,466,000
TMX Finance LLC, 13.25%, 7/15/15		4,000	4,440,000
ZFS Finance (USA) Trust V, 6.50%, 5/09/37 (a)(b)		2,513	2,657,498
			161,504,408

Corporate Bonds	Par (000)		Value
Diversified Telecommunication
Services — 0.6%
AT&T, Inc., 5.35%, 9/01/40	USD	4,235	$5,097,288
Level 3 Financing, Inc., 8.13%, 7/01/19		4,474	4,753,625
OTE Plc, 7.25%, 2/12/15 (e)	EUR	450	445,270
Telefonica Emisiones SAU, 5.60%, 3/12/20	GBP	500	793,301
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	1,129	1,465,330
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	5,110	5,637,495
6.40%, 2/15/38		1,878	2,531,095
			20,723,404
Electric Utilities — 2.7%
Alabama Power Co., 3.95%, 6/01/21 (d)		5,015	5,666,805
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		1,199	1,620,910
5.95%, 12/15/36		2,175	2,525,060
DONG Energy A/S, 2.63%, 9/19/22	EUR	1,814	2,315,928
Duke Energy Carolinas LLC, 4.25%, 12/15/41	USD	3,915	4,127,056
Electricite de France SA, 2.75%, 3/10/23	EUR	4,900	6,193,477
Florida Power & Light Co., 5.95%, 2/01/38	USD	3,645	4,973,694
Florida Power Corp., 6.40%, 6/15/38		2,646	3,640,629
Georgia Power Co., 3.00%, 4/15/16		8,985	9,635,828
Hydro-Quebec:
8.40%, 1/15/22		8,220	11,853,363
8.05%, 7/07/24		21,145	31,322,765
Iberdrola International BV, 4.50%, 9/21/17	EUR	800	1,039,217
Jersey Central Power & Light Co., 7.35%, 2/01/19	USD	2,730	3,502,740
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		2,825	3,798,159
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		2,815	2,949,126
			95,164,757
Electronic Equipment, Instruments &
Components — 0.1%
Techem Energy Metering Service GmbH & Co. KG, 7.88%, 10/01/20	EUR	1,600	2,158,164
Energy Equipment & Services — 1.8%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)(f)	USD	1,050	1,039,500
Ensco Plc, 3.25%, 3/15/16		1,880	2,005,778
EOG Resources, Inc., 2.63%, 3/15/23		4,936	4,989,200
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		2,407	2,563,455
MEG Energy Corp. (a):
6.50%, 3/15/21		4,100	4,387,000
6.38%, 1/30/23		1,580	1,686,650
Peabody Energy Corp., 6.25%, 11/15/21 (a)		4,540	4,517,300
Pride International, Inc., 6.88%, 8/15/20		2,650	3,354,701
Seadrill, Ltd., 5.63%, 9/15/17 (a)		4,840	4,876,300
Transocean, Inc.:
5.05%, 12/15/16		8,125	9,079,338
2.50%, 10/15/17		4,560	4,585,276
6.00%, 3/15/18		10,330	12,062,661
3.80%, 10/15/22		5,640	5,669,199
			60,816,358
Food & Staples Retailing — 0.0%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	520	755,726

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	37

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products — 0.7%
Kraft Foods Group, Inc. (a):
3.50%, 6/06/22	USD	7,942	$8,391,446
5.00%, 6/04/42		3,505	3,910,097
Kraft Foods, Inc.:
6.50%, 8/11/17		6,049	7,437,155
6.50%, 2/09/40		3,653	4,948,102
			24,686,800
Gas Utilities — 0.1%
Snam SpA, 3.88%, 3/19/18	EUR	2,483	3,197,083
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15	USD	13,154	14,916,649
Health Care Providers & Services — 0.5%
Coventry Health Care, Inc., 5.45%, 6/15/21		3,063	3,585,897
HCA, Inc., 7.25%, 9/15/20		3,925	4,396,000
Tenet Healthcare Corp.:
10.00%, 5/01/18		147	169,785
6.25%, 11/01/18		4,905	5,407,763
8.88%, 7/01/19		2,660	3,005,800
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,630	1,737,852
WellPoint, Inc., 3.30%, 1/15/23		655	662,487
			18,965,584
Hotels, Restaurants & Leisure — 0.3%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	898	1,089,064
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	500	708,493
Punch Taverns Finance Plc, Series A1R, 7.27%, 4/15/22		760	1,159,749
Wyndham Worldwide Corp., 4.25%, 3/01/22	USD	6,430	6,608,503
			9,565,809
Household Durables — 0.2%
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)(c)		3,615	3,705,375
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	1,165	1,571,937
			5,277,312
Household Products — 0.0%
Ontex IV SA, 9.00%, 4/15/19		370	457,638
Independent Power Producers &
Energy Traders — 0.5%
Constellation Energy Group Inc., 5.15%, 12/01/20	USD	670	787,503
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		7,690	8,651,250
Exelon Generation Co. LLC, 4.25%, 6/15/22 (a)		1,946	2,059,010
Laredo Petroleum, Inc.:
9.50%, 2/15/19		1,925	2,180,062
7.38%, 5/01/22		655	707,400
NRG Energy, Inc., 6.63%, 3/15/23 (a)		2,105	2,152,363
			16,537,588
Industrial Conglomerates — 0.2%
Sequa Corp., 11.75%, 12/01/15 (a)		2,500	2,625,000
Siemens Financieringsmaatschappij NV, 2.75%, 9/10/25	GBP	2,600	4,145,368
			6,770,368
Insurance — 3.4%
Achmea BV, 5.13% (g)	EUR	1,110	1,251,956
Allianz Finance II BV, 5.75%, 7/08/41 (b)		4,400	5,715,793
American International Group, Inc.:
3.80%, 3/22/17	USD	8,028	8,635,013
5.45%, 5/18/17		4,150	4,731,681
4.88%, 6/01/22		8,719	9,825,938
8.18%, 5/15/58 (b)		1,970	2,410,788

Corporate Bonds	Par (000)		Value
Insurance (concluded)
Hartford Life Global Funding Trusts, 0.57%, 6/16/14 (b)	USD	13,275	$13,063,861
ING Verzekeringen NV, 2.09%, 6/21/21 (b)	EUR	2,880	3,552,906
Lincoln National Corp., 7.00%, 6/15/40	USD	2,860	3,563,591
Manulife Financial Corp., 3.40%, 9/17/15		12,215	12,790,131
Metropolitan Life Global Funding I (a):
2.50%, 1/11/13		24,245	24,378,032
5.13%, 6/10/14		1,600	1,715,926
Prudential Financial, Inc.:
4.75%, 9/17/15		10,790	11,883,049
7.38%, 6/15/19		3,690	4,666,370
5.38%, 6/21/20		2,085	2,410,237
5.88%, 9/15/42 (b)		7,704	7,896,600
			118,491,872
IT Services — 0.1%
First Data Corp. (a):
7.38%, 6/15/19		2,290	2,361,562
8.25%, 1/15/21		265	264,338
			2,625,900
Machinery — 0.2%
UR Merger Sub Corp. (a):
5.75%, 7/15/18		753	795,356
7.38%, 5/15/20		4,565	4,907,375
7.63%, 4/15/22		1,874	2,052,030
			7,754,761
Media — 3.1%
CBS Corp.:
4.63%, 5/15/18		1,785	2,031,507
8.88%, 5/15/19		3,440	4,610,955
5.75%, 4/15/20		2,820	3,390,582
CCH II LLC, 13.50%, 11/30/16		2,726	2,957,922
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,854	1,988,415
Series B, 9.25%, 12/15/17		6,242	6,725,755
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		2,225	3,322,005
Comcast Corp.:
5.88%, 2/15/18		6,350	7,725,264
4.65%, 7/15/42		10,370	11,091,845
Cox Communications, Inc., 8.38%, 3/01/39 (a)		6,180	9,409,322
DIRECTV Holdings LLC:
4.38%, 9/14/29	GBP	1,312	2,124,320
6.38%, 3/01/41	USD	2,372	2,776,874
5.15%, 3/15/42		2,033	2,068,325
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		4,072	4,397,760
NBC Universal Media LLC:
5.15%, 4/30/20		3,508	4,157,275
2.88%, 1/15/23		2,765	2,759,940
The New York Times Co., 6.63%, 12/15/16		4,100	4,458,750
Time Warner Cable, Inc.:
5.50%, 9/01/41		3,590	4,062,394
4.50%, 9/15/42		10,958	10,928,161
Time Warner, Inc., 4.70%, 1/15/21		2,080	2,389,011
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (a)		5,000	5,375,000
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		3,740	4,095,300
5.25%, 1/15/21		4,870	5,649,955
			108,496,637

See Notes to Consolidated Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining — 0.5%
BHP Billiton Finance, Ltd.:
3.25%, 9/24/27	EUR	1,755	$2,230,567
4.30%, 9/25/42	GBP	3,312	5,312,650
New Gold, Inc., 7.00%, 4/15/20 (a)	USD	690	731,400
Novelis, Inc., 8.75%, 12/15/20		6,865	7,602,987
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	1,199	1,290,399
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)	USD	1,345	1,388,713
			18,556,716
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		6,345	6,557,862
Multiline Retail — 0.6%
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		9,259	10,809,762
7.45%, 7/15/17		8,380	10,361,560
			21,171,322
Oil, Gas & Consumable Fuels — 4.6%
Boston Gas Co., 4.49%, 2/15/42 (a)		2,575	2,830,141
BP Capital Markets Plc, 3.13%, 10/01/15		23,849	25,465,914
Consol Energy, Inc., 8.25%, 4/01/20		624	653,640
El Paso Corp., 7.75%, 1/15/32		2,000	2,329,238
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		7,195	8,535,688
Energy Transfer Partners LP, 6.50%, 2/01/42		6,125	7,067,821
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17		6,350	7,723,626
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		1,260	1,348,200
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/01/22 (a)		1,525	1,555,500
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18		2,900	3,491,220
Linn Energy LLC, 6.25%, 11/01/19 (a)		6,000	5,970,000
MarkWest Energy Partners LP, 5.50%, 2/15/23		1,525	1,597,438
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		25	33,477
Nexen, Inc.:
6.40%, 5/15/37		6,050	7,679,912
7.50%, 7/30/39		1,645	2,344,288
OGX Petroleo e Gas Participacoes SA (a):
8.50%, 6/01/18 (f)		1,422	1,279,800
8.38%, 4/01/22		2,190	1,905,300
PDC Energy, Inc., 7.75%, 10/15/22 (a)		1,085	1,085,000
Petrobras International Finance Co.:
3.88%, 1/27/16		15,335	16,221,516
5.75%, 1/20/20		15,835	18,048,701
Phillips 66, 2.95%, 5/01/17 (a)		6,600	6,982,114
Pioneer Natural Resources Co., 6.88%, 5/01/18		2,900	3,520,951
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/01/19		900	1,210,188
Range Resources Corp.:
7.25%, 5/01/18		7,335	7,756,763
5.75%, 6/01/21		2,235	2,402,625
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		3,325	3,424,750
Valero Energy Corp., 6.63%, 6/15/37		4,083	4,928,038
Western Gas Partners LP:
5.38%, 6/01/21		7,087	8,055,084
4.00%, 7/01/22		2,920	3,044,450
The Williams Cos., Inc., 7.88%, 9/01/21		1,425	1,868,365
			160,359,748

Corporate Bonds	Par (000)		Value
Paper & Forest Products — 0.4%
International Paper Co.:
4.75%, 2/15/22	USD	5,855	$6,648,481
6.00%, 11/15/41		6,320	7,701,148
			14,349,629
Pharmaceuticals — 0.4%
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21		2,120	2,298,110
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		4,610	4,899,715
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		5,000	5,420,070
			12,617,895
Real Estate Investment Trusts (REITs) — 0.5%
Hammerson Plc, 2.75%, 9/26/19	EUR	1,268	1,630,584
Klepierre, 2.75%, 9/17/19		1,200	1,528,767
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	USD	3,040	3,341,054
Vornado Realty LP, 5.00%, 1/15/22		8,255	9,134,306
			15,634,711
Real Estate Management & Development — 0.4%
China Resources Land, Ltd., 4.63%, 5/19/16		3,000	3,170,316
IVG Immobilien AG, 8.00% (b)(g)	EUR	1,300	818,577
Realogy Corp., 7.88%, 2/15/19 (a)(f)	USD	4,210	4,420,500
The Unique Pub Finance Co. Plc, Series A4, 5.66%, 6/30/27	GBP	4,712	6,543,683
			14,953,076
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.05%, 9/01/22	USD	6,080	6,292,915
4.38%, 9/01/42		2,366	2,503,259
			8,796,174
Software — 0.0%
BMC Software, Inc., 4.25%, 2/15/22		1,360	1,408,128
Specialty Retail — 0.2%
House of Fraser Funding Plc, 8.88%, 8/15/18	GBP	944	1,436,719
Phones4u Finance Plc, 9.50%, 4/01/18		990	1,608,643
QVC, Inc., 7.50%, 10/01/19 (a)	USD	4,225	4,674,988
			7,720,350
Thrifts & Mortgage Finance — 0.1%
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)		4,145	4,657,737
Wireless Telecommunication Services — 1.6%
America Movil SAB de CV:
2.38%, 9/08/16		8,025	8,350,727
3.13%, 7/16/22		3,153	3,249,110
4.38%, 7/16/42		1,512	1,568,192
Cricket Communications, Inc., 7.75%, 5/15/16		3,869	4,081,795
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		16,500	19,872,336
MetroPCS Wireless, Inc., 7.88%, 9/01/18		282	304,560
SBA Tower Trust, 5.10%, 4/17/17 (a)		3,700	4,123,202
Sprint Capital Corp., 6.88%, 11/15/28		2,003	1,842,760
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		10,660	12,792,000
			56,184,682
Total Corporate Bonds — 36.6%			1,271,092,229

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	39

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Capital Markets — 0.1%
Nuveen Investments, Inc., Extended Term Loan, 5.86% – 5.95%, 5/12/17	USD	3,000	$2,975,640
Chemicals — 0.1%
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		2,649	2,534,206
Consumer Finance — 0.1%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		4,000	3,913,000
Diversified Telecommunication Services — 0.8%
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		12,517	12,524,448
Level 3 Financing, Inc.:
Term Loan B2, 5.75%, 9/03/18		8,000	7,996,640
Term Loan B3, 4.75%, 8/01/19		8,000	8,000,000
			28,521,088
Energy Equipment & Services — 0.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		2,693	2,812,996
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		4,930	5,161,918
			7,974,914
Food Products — 0.1%
Advance Pierre Foods, Term Loan (First Lien), 7.00% – 7.50%, 9/30/16		1,970	1,974,357
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18		2,397	2,392,608
			4,366,965
Health Care Providers & Services — 0.2%
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		5,905	5,698,397
Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Operating Co., Inc., Term Loan B1, 3.22%, 1/28/15		10,000	9,685,700
Motel 6, Mezzanine Term Loan, 10.00%, 10/15/17		6,030	6,030,000
			15,715,700
Industrial Conglomerates — 0.0%
Sequa Corp., Incremental Term Loan, 6.25%, 12/03/14		670	673,287
IT Services — 0.2%
First Data Corp.:
Extended 2018 Term Loan B, 4.22%, 3/23/18		6,090	5,782,839
Initial Tranche B-2 Term Loan, 2.97%, 9/24/14		24	23,957
			5,806,796
Machinery — 0.0%
Terex Corp., Term Loan B, 5.50%, 4/28/17		990	993,406
Media — 0.1%
UPC Financing Partnership, Term Loan, 4.75%, 12/29/17		1,152	1,156,503
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		3,260	3,268,313
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		9,959	9,959,317
			13,227,630

Floating Rate Loan Interests (b)	Par (000)		Value
Pharmaceuticals — 0.0%
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18	USD	993	$1,000,936
Professional Services — 0.0%
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18		929	933,417
Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		664	665,397
Real Estate Management &
Development — 0.1%
Realogy Corp.:
Extended Letter of Credit, 4.47%, 10/10/16		214	211,087
Extended Term Loan, 4.48%, 10/10/16		2,742	2,704,483
			2,915,570
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16		7,219	7,435,312
Total Floating Rate Loan Interests — 3.1%			106,508,164

Foreign Agency Obligations
Autonomous Community of Madrid Spain:
3.00%, 11/05/13	CHF	1,250	1,276,715
3.00%, 7/29/14		260	252,674
Autonomous Community of Valencia Spain:
2.13%, 2/22/13	EUR	3,390	3,437,219
5.50%, 4/26/13		200	247,218
4.75%, 3/20/14		340	393,531
3.25%, 7/06/15		500	506,824
Brazilian Government International Bond, 7.13%, 1/20/37	USD	1,725	2,600,438
Bundesobligation, 0.50%, 4/07/17	EUR	25,530	32,958,889
Bundesrepublik Deutschland, 4.25%, 7/04/18		4,960	7,666,463
Cyprus Government International Bond, 3.75%, 6/03/13		820	964,173
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23		33,925	46,210,731
Italy Buoni Poliennali Del Tesoro:
3.75%, 8/01/15		3,300	4,324,862
4.75%, 6/01/17		34,445	45,697,234
5.25%, 8/01/17		8,695	11,805,973
4.75%, 9/01/21		660	844,893
2.10%, 9/15/21		7,576	8,572,493
5.50%, 11/01/22		13,060	17,284,554
2.55%, 9/15/41		2,046	1,984,312
Mexico Government International Bond:
5.63%, 1/15/17	USD	3,840	4,488,960
5.13%, 1/15/20		8,275	9,888,625
Netherlands Government Bond (a):
4.50%, 7/15/17	EUR	5,050	7,643,334
1.25%, 1/15/18		6,535	8,559,626
Poland Government International Bond:
6.38%, 7/15/19	USD	1,280	1,580,800
5.13%, 4/21/21		4,130	4,811,450
Portugal Government International Bond, 3.50%, 3/25/15		12,800	11,873,843
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		13,388	16,902,508
South Africa Government International Bond, 5.50%, 3/09/20		3,165	3,758,437

See Notes to Consolidated Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Spain Government Bond:
4.00%, 7/30/15	EUR	3,350	$4,302,979
4.25%, 10/31/16		3,520	4,437,883
Turkey Government International Bond:
7.00%, 3/11/19	USD	2,670	3,237,375
5.63%, 3/30/21		3,870	4,411,800
6.25%, 9/26/22		2,760	3,302,892
Total Foreign Agency Obligations — 8.0%			276,229,708

Investment Companies	Shares
Diversified Financial Services — 0.4%
iShares JPMorgan USD Emerging Markets Bond Fund (h)		114,500	13,884,270

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 4.7%
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.24%, 12/25/35 (a)(b)(h)	USD	9	8,543
Citigroup Mortgage Loan Trust, Inc., Series 2007-2, Class 2A, 6.00%, 11/25/36		262	263,768
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		9	10,893
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		14,751	14,289,067
Series 2006-43CB, Class 1A10, 6.00%, 2/25/37		6,411	4,893,282
Series 2006-J4, Class 2A8, 6.00%, 7/25/36		12,094	9,301,392
Series 2006-OA10, Class 1A1, 1.02%, 8/25/46 (b)		2,425	1,581,803
Series 2006-OA21, Class A1, 0.41%, 3/20/47 (b)		23,431	14,052,463
Series 2007-22, Class 2A16, 6.50%, 9/25/37		14,157	10,676,293
Countrywide Home Loan Mortgage Pass-Through Trust (b):
Series 2004-29, Class1A1, 0.76%, 2/25/35		892	804,396
Series 2006-OA5, Class 2A1, 0.42%, 4/25/46		3,872	2,481,461
Series 2006-OA5, Class 3A1, 0.42%, 4/25/46		5,761	3,960,891
Credit Suisse Mortgage Capital Certificates (a)(b):
Series 2010-20R, Class 9A1, 3.10%, 1/27/36		7,694	7,625,332
Series 2011-2R, Class 1A1, 2.77%, 3/27/37		4,902	4,691,220
Series 2011-2R, Class 2A1, 2.62%, 7/27/36		14,226	14,013,008
Series 2011-5R, Class 3A1, 5.64%, 9/27/47		6,653	6,494,416
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 2.60%, 8/25/35 (b)		2,112	1,897,452
Fosse Master Issuer Plc (b):
Series 2010-3, Class A2, 2.44%, 10/18/54	GBP	1,900	3,147,488
Series 2012-1A, Class 2A2, 1.86%, 10/18/54 (a)	USD	3,645	3,719,442
Gemgarto, Series 2012-1, Class A1, 3.66%, 5/14/45 (b)	GBP	1,890	2,996,761
Gosforth Funding Plc, Series 2012-1, Class A, 2.19%, 12/19/47 (b)		3,308	5,476,596

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.86%, 4/25/35 (b)	USD	5,761	$5,526,778
Homebanc Mortgage Trust (b):
Series 2005-4, Class A1, 0.49%, 10/25/35		23,333	16,917,000
Series 2006-2, Class A1, 0.40%, 12/25/36		6,716	4,621,629
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.02%, 11/25/34 (b)		1,001	997,521
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		3,972	3,854,241
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,124	1,117,607
Lanark Master Issuer Plc, Series 2012-2X, Class 2A, 2.33%, 12/22/54 (b)	GBP	2,673	4,440,829
Permanent Master Issuer Plc, Series 2010-1X, Class 2A1, 2.13%, 7/15/42 (b)		3,000	4,940,496
Residential Mortgage Securities, Ltd., 2.78%, 2/14/41 (b)		2,037	3,336,219
Silk Road Finance Number Three Plc, 2.24%, 6/21/55 (b)		2,100	3,468,002
			161,606,289
Commercial Mortgage-Backed Securities — 10.3%
Banc of America Commercial Mortgage Trust 2007-3, Series 2007-3, Class AM, 5.53%, 6/10/49 (b)	USD	4,015	4,254,655
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 1.97%, 11/15/15 (a)(b)		11,469	11,455,901
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2005-3, Class A3A, 4.62%, 7/10/43		850	866,997
Series 2007-3, Class A4, 5.53%, 6/10/49 (b)		2,730	3,132,743
Bear Stearns Commercial Mortgage Securities (b):
Series 2005-PW10, Class AM, 5.45%, 12/11/40		1,350	1,437,402
Series 2006-PW11, Class A4, 5.45%, 3/11/39		175	198,901
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49		1,394	1,420,299
Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)(c)		9,085	9,402,975
Credit Suisse Mortgage Capital Certificates, Series 2010-RR1, Class 2A, 5.70%, 9/15/40 (a)(b)		4,730	5,419,137
CS First Boston Mortgage Securities Corp.:
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		3	3,029
Series 2003-C3, Class A5, 3.94%, 5/15/38		3,026	3,060,081
Series 2003-CPN1, Class A2, 4.60%, 3/15/35		509	511,740
DBRR Trust (a):
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (b)		3,800	4,404,694
Series 2012-EZ1, Class A, 0.95%, 9/25/45		15,660	15,688,139
Extended Stay America Trust, Series 2010-ESHA (a):
Class C, 4.86%, 11/05/27		1,935	1,952,355
Class D, 5.50%, 11/05/27		2,510	2,530,017
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, 12/10/49		20,196	20,207,566

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	41

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2, 5.46%, 5/10/40 (b)	USD	2,775	$2,861,827
Greenwich Capital Commercial Funding Corp.:
Series 2005-GG3, Class A3, 4.57%, 8/10/42		1,273	1,282,076
Series 2006-GG7, Class AJ, 6.06%, 7/10/38 (b)		3,370	2,994,440
Series 2007-GG11, Class A4, 5.74%, 12/10/49		1,850	2,157,944
GS Mortgage Securities Corp. II:
Series 2005-GG4, Class A4, 4.76%, 7/10/39		13,351	14,383,286
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		3,580	3,038,568
Series 2006-GG8, Class AM, 5.59%, 11/10/39		1,470	1,612,475
Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)		984	1,126,730
Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)		13,040	14,084,556
Series 2012-SHOP, Class A, 2.93%, 6/05/31 (a)		3,810	4,006,889
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)		1,740	1,781,823
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.64%, 12/12/44 (b)		5,065	5,277,467
Series 2007-CB19, Class AM, 5.92%, 2/12/49 (b)		2,000	2,078,432
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)		3,705	3,399,515
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (b)		7,013	7,799,976
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (b)		23,437	24,208,131
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		2,595	2,821,994
Series 2012-CBX, Class A4, 3.48%, 6/16/45		1,910	2,078,007
Series 2012-HSBC, Class D, 4.52%, 7/05/32 (a)(b)		4,000	4,274,584
LB-UBS Commercial Mortgage Trust (b):
Series 2003-C7, Class A3, 4.56%, 9/15/27		107	107,558
Series 2007-C6, Class A4, 5.86%, 7/15/40		8,450	9,987,672
Series 2007-C7, Class A3, 5.87%, 9/15/45		3,800	4,526,370
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)		7,190	7,681,954
Merrill Lynch/Countrywide Commercial Mortgage Trust:
Series 2006-2, Class A2, 5.88%, 6/12/46 (b)		4,195	4,245,377
Series 2007-9, Class ASB, 5.64%, 9/12/49		25,000	26,337,250
Morgan Stanley Bank of America Merrill Lynch Trust (a)(c):
Series 2012-CKSV, Class A2, 3.28%, 10/15/22		2,900	2,972,259
Series 2012-CKSV, Class CK, 4.30%, 10/15/22		8,496	7,392,905

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)	USD	5,026	$5,272,405
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		8,900	9,439,687
Series 2007-HQ11, Class A2, 5.36%, 2/12/44		8,991	9,000,845
Series 2007-HQ12, Class A2FX, 5.76%, 4/12/49 (b)		937	984,270
Series 2007-IQ15, Class AM, 6.08%, 6/11/49 (b)		4,505	4,746,036
Series 2007-XLC1, Class A2, 0.56%, 7/17/17		4,357	4,101,475
Series 2012-C4, Class C, 5.71%, 3/15/45 (a)(b)		6,100	6,735,474
Series 2012-C4, Class D, 5.71%, 3/15/45 (a)(b)		4,500	4,487,864
Series 2012-XA, Class A, 2.00%, 7/27/49		6,452	6,508,617
Morgan Stanley Reremic Trust (a):
Series 2009-GG10, Class A4A, 5.98%, 8/12/45 (b)		5,375	6,313,824
Series 2009-IO, Class B, 5.70%, 7/17/56 (i)		6,500	5,736,250
Series 2011-IO, Class A, 2.50%, 3/23/51		2,694	2,716,006
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (a)		2,970	2,994,651
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		15,388	18,125,002
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48		4,355	4,373,418
Series 2007-C33, Class A4, 6.12%, 2/15/51 (b)		9,310	10,974,349
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.35%, 5/25/36 (a)(b)		2,795	49,528
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class D, 5.75%, 4/15/45 (a)(b)		7,000	6,504,491
			359,530,888
Interest Only Commercial Mortgage-Backed Securities — 0.6%
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class XA, 2.45%, 5/15/45 (b)		44,028	6,077,975
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class XA, 2.23%, 6/16/45 (b)		21,055	2,456,323
Morgan Stanley Capital I, Series 2012-C4, Class XA, 2.89%, 3/15/45 (a)(b)		41,991	6,127,339
Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		6,503	6,478,494
			21,140,131
Total Non-Agency Mortgage-Backed Securities — 15.6%			542,277,308

Preferred Securities
Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.39%, 6/01/77 (b)		770	570,387
Commercial Banks — 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		5,410	5,423,525

See Notes to Consolidated Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)		Value
Consumer Finance — 0.2%
Capital One Capital VI, 8.88%, 5/15/40	USD	6,845	$6,959,736
Insurance — 0.5%
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		6,045	7,133,100
Swiss Re Capital I LP, 6.85% (a)(b)(g)		6,125	6,232,187
XL Group Plc, Series E, 6.50% (b)(g)		3,443	3,167,560
			16,532,847
Total Capital Trusts — 0.9%			29,486,495

Preferred Stocks	Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S I, 8.25%	110,000	95,700
Freddie Mac, Series Z I, 8.38%	120,000	102,000
Total Preferred Stocks — 0.0%		197,700

Trust Preferreds — 0.1%
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)(j)	149,440	4,112,869
Total Preferred Securities — 1.0%		33,797,064

Taxable Municipal Bonds	Par (000)
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE:
5.38%, 6/15/43	USD	4,410	5,206,005
5.50%, 6/15/43		5,285	6,312,510
Total Taxable Municipal Bonds — 0.3%			11,518,515

US Government Sponsored Agency Securities
Agency Obligations — 1.2%
Fannie Mae:
1.75%, 5/07/13 (f)	3,450	3,480,795
1.83%, 10/09/19 (f)(i)	13,295	11,695,319
6.63%, 11/15/30	1,450	2,225,039
Freddie Mac:
2.50%, 4/23/14 (f)	6,100	6,314,879
4.38%, 7/17/15 (f)	7,950	8,828,698
4.88%, 6/13/18 (f)	4,300	5,235,796
3.75%, 3/27/19 (k)	3,650	4,253,531
		42,034,057
Collateralized Mortgage Obligations — 1.0%
Fannie Mae Mortgage-Backed Securities:
Series 2005-48, Class AR, 5.50%, 2/25/35	36	39,805
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)	4,515	5,187,359
Series 2003-W5, Class A, 0.44%, 4/25/33 (b)	9	8,805

US Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series 2825, Class VP, 5.50%, 6/15/15	USD	702	$732,852
Series K013, Class A2, 3.97%, 1/25/21 (b)		4,060	4,688,658
Series K017, Class A2, 2.87%, 12/25/21		18,060	19,300,740
Ginnie Mae Mortgage-Backed Securities, Series 2009-63, Class AC, 4.18%, 1/16/38		4,350	4,653,112
			34,611,331
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Mortgage-Backed Securities, Series K706, Class C, 4.02%, 11/25/44 (a)(b)		1,520	1,456,297
Interest Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities:
Series 2011-123, Class CS, 6.39%, 10/25/41		20,917	2,981,631
Series 2012-94, Class IK, 4.00%, 9/25/42		20,992	3,504,008
Freddie Mac Mortgage-Backed Securities (b):
Series K009, Class X1, 1.51%, 8/25/20		44,116	3,727,569
Series K019, Class X1, 1.75%, 3/25/22		10,293	1,264,883
Series K707, Class X1, 1.56%, 12/25/18		23,010	1,866,530
Series K710, Class X1, 1.78%, 5/25/19		17,100	1,671,485
			15,016,106
Mortgage-Backed Securities — 104.2%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/15/27 – 11/15/27 (l)		326,500	342,956,094
3.00%, 10/15/27 – 10/15/42 (l)		361,700	382,688,376
3.05%, 3/01/41 (b)		3,548	3,722,882
3.15%, 3/01/41 (b)		4,354	4,562,433
3.30%, 12/01/40 (b)		6,890	7,306,318
3.50%, 7/01/26 – 10/15/42 (l)		263,308	282,389,242
4.00%, 2/01/25 – 10/15/42 (l)		337,428	363,514,777
4.50%, 2/01/25 – 11/15/42 (f)(l)		573,095	620,818,194
4.99%, 8/01/38 (b)		5,506	5,916,847
5.00%, 9/01/33 – 11/15/42 (l)		331,290	361,662,061
5.50%, 12/01/32 – 11/15/42 (l)		135,646	149,188,432
5.60%, 10/01/38 (b)		45	48,044
6.00%, 2/01/34 – 11/15/42 (l)		349,187	386,177,338
6.50%, 5/01/40		31,304	35,670,945
Freddie Mac Mortgage-Backed Securities:
2.26%, 10/01/36 (b)		56	59,282
2.57%, 2/01/37 (b)		116	123,482
2.63%, 2/01/37 (b)		40	42,587
2.92%, 6/01/42 (b)		6,761	7,143,151
3.02%, 2/01/41 (b)		5,727	6,012,641
3.50%, 10/15/27 – 10/15/42 (l)		35,500	37,929,156
4.00%, 10/15/27 – 11/15/42 (l)		103,700	111,273,052
4.50%, 10/15/42 – 11/15/42 (l)		139,600	150,113,632
5.00%, 10/01/36 – 5/01/39		45,908	49,935,441
5.50%, 4/01/38 – 1/01/40		29,512	32,184,566
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (b)		1,377	1,433,787
3.50%, 9/20/42 – 10/15/42 (l)		48,400	52,983,264
4.00%, 10/15/40 – 8/15/42		55,355	61,058,851
4.50%, 5/20/40 – 10/15/42 (f)(l)		97,366	107,815,654
5.00%, 10/20/39 – 10/15/42 (l)		47,060	52,071,566
			3,616,802,095
Total US Government Sponsored Agency Securities — 106.9%			3,709,919,886

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	43

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)		Value
US Treasury Bonds, 2.75%, 8/15/42 (f)	USD	97,146	$95,536,773
US Treasury Inflation-Indexed Bonds:
0.13%, 4/15/17 (f)		102,629	110,558,739
0.13%, 7/15/22		8,180	8,938,332
2.13%, 2/15/41		15,932	23,403,294
0.75%, 2/15/42		8,614	9,358,620
US Treasury Notes:
0.25%, 8/31/14		8,205	8,206,600
0.25%, 9/30/14		129,535	129,565,311
0.25%, 9/15/15 (f)		211,610	211,246,242
0.88%, 4/30/17		86	87,520
0.50%, 7/31/17		560	557,244
0.63%, 8/31/17 (f)		159,528	159,627,205
0.63%, 9/30/17		57,785	57,775,986
1.00%, 8/31/19 (f)		145,535	145,171,162
1.63%, 8/15/22 (f)		18,873	18,852,153
Total US Treasury Obligations — 28.2%			978,885,181
Total Long-Term Investments (Cost — $7,173,724,223) — 210.9%			7,318,049,843

Short-Term Securities	Shares
Money Market Funds — 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (h)(m)	9,146,877	9,146,877

	Par (000)
Borrowed Bond Agreements — 5.4%
Barclays Bank Plc, NY:
(0.25)%, open	EUR	1,186	1,524,189
(0.08)%, open		2,831	3,637,546
(0.10)%, open		5,793	7,444,015
(0.38)%, open		2,390	3,071,015
0.05%, open		3,948	5,073,736
0.00%, 12/27/12		3,430	4,408,166
0.02%, open		5,880	7,556,455
0.05%, open		827	1,063,158
1.25%, open		2,975	3,822,885
0.15%, open		9,251	11,887,476
0.05%, open		815	1,047,420
0.05%, open		2,006	2,577,296
0.03%, open		8,745	11,238,209
BNP Paribas, 0.21%, open	USD	1,096	1,096,250
Citigroup, 0.00%, open	EUR	8,180	10,511,835
Credit Suisse:
0.12%, open	USD	104	104,375
0.21%, open		94,540	94,540,000
(0.15)%, 10/01/12		1,343	1,343,350
UBS AG, (0.28)%, 10/04/12	EUR	11,364	14,603,787
			186,551,163
Total Short-Term Securities (Cost — $196,531,347) — 5.6%			195,698,040

Options Purchased	Contracts	Value
Exchange-Traded Call Options — 0.0%
CAC 40 Index, Strike Price USD 3,350.00, Expires 11/16/12	90	$113,746
DAX Index, Strike Price USD 7,100.00, Expires 11/16/12	72	66,663
Eurodollar 3-Year Mid-Curve Options, Strike Price USD 98.88, Expires 11/16/12	1,490	968,500
FTSE MIB Index, Strike Price USD 15,000.00, Expires 11/16/12	40	53,972
		1,202,881

	Notional Amount (000)
Over-the-Counter Barrier Options — 0.0%
GBP Currency Put/USD Currency Call, Strike Price USD 1.62, Barrier Price USD 1.58, Expires 10/17/12, Broker BNP Paribas SA	GBP	2,505	14,628
USD Currency, Barrier Price CAD 1.01, Expires 12/17/12, Broker BNP Paribas SA	USD	80	37,920
USD Currency Put/BRL Currency Call, Strike Price BRL 2.05, Barrier Price BRL 2.01, Expires 10/09/12, Broker Barclays Plc		3,579	17,010

Contracts
S&P 500 Index, Strike Price USD 1,200.00, Barrier Price USD 900.00, Expires 12/21/12, Broker Goldman Sachs International	48,193	134,665
204,223

	Notional Amount (000)
Over-the-Counter Call Options — 0.0%
EUR Currency:
Strike Price USD 295.00, Expires 11/02/12, Broker Deutsche Bank AG	EUR	4,930	22,560
Strike Price USD 1.29, Expires 12/20/12, Broker Royal Bank of Scotland Group Plc		9,150	175,691
			198,251
Over-the-Counter Interest Rate Call Swaptions — 0.1%
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 11/09/12, Broker Bank of America Corp.	USD	21,000	58,073
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, Expires 12/14/12, Broker JPMorgan Chase & Co.		20,400	89,793
Receive a fixed rate of 2.68% and pay a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.		9,500	485,947
Receive a fixed rate of 1.16% and pay a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		5,700	72,552
Receive a fixed rate of 1.07% and pay a floating rate based on 3-month LIBOR, Expires 7/25/13, Broker Deutsche Bank AG		93,800	903,669
			1,610,034

See Notes to Consolidated Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Credit Default Put Swaptions — 0.0%
Bought credit default protection on iTraxx — Crossover Index Series 17, Version 1, Strike Price USD 500, Expires 10/17/12, Broker JPMorgan Chase & Co.	EUR	8,000	$107,332
Bought credit default protection on iTraxx — Crossover Index Series 17, Version 1, Strike Price USD 500, Expires 10/17/12, Broker JPMorgan Chase & Co.		4,010	53,800
Bought credit default protection on iTraxx — Crossover Index Series 17, Version 1, Strike Price USD 550, Expires 10/17/12, Broker JPMorgan Chase & Co.		4,010	19,744
Bought credit default protection on iTraxx — Sub Europe Financial Index Series 17, Version 1, Strike Price USD 200, Expires 10/17/12, Broker Citigroup, Inc.		20,810	302,256
			483,132
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Citigroup, Inc.	USD	25,000	17,755
Pay a fixed rate of 2.68% and receive a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.		9,500	443,294
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG		57,000	9,445
Pay a fixed rate of 1.16% and receive a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		5,700	37,382
Pay a fixed rate of 1.07% and receive a floating rate based on 3-month LIBOR, Expires 7/25/13, Broker Deutsche Bank AG		93,800	802,975
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		20,100	493,077
			1,803,928
Over-the-Counter Put Options — 0.0%
AUD Currency, Strike Price USD 1.01, Expires 10/12/12, Broker Citigroup, Inc.		7,400	4,803
EUR Currency:
Strike Price USD 1.26, Expires 10/03/12, Broker UBS AG		8,200	853
Strike Price USD 1.18, Expires 12/20/12, Broker Bank of America Corp.		27,670	40,500
			46,156
Total Options Purchased (Cost — $8,387,589) — 0.2%			5,548,605
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $7,378,643,159*) — 216.7%			7,519,296,488

Borrowed Bonds	Par (000)		Value
Belgium Government Bond:
3.25%, 9/28/16	EUR	8,790	$(12,317,838)
4.25%, 9/28/21		5,725	(8,496,495)
5.50%, 9/28/17		7,340	(11,347,109)
France Government Bond OAT:
3.00%, 4/25/22		10,450	(14,372,812)
3.75%, 4/25/17		7,320	(10,636,002)
4.00%, 10/25/17		10,785	(16,071,200)
4.00%, 4/25/18		4,960	(7,355,419)
Spain Government Bond:
3.40%, 4/30/14		805	(1,033,524)
4.00%, 7/30/15		3,350	(4,302,979)
4.25%, 10/31/16		3,490	(4,400,060)
US Treasury Bonds:
3.00%, 5/15/42	USD	100	(103,688)
3.13%, 11/15/41		1,000	(1,065,312)
US Treasury Notes:
0.88%, 4/30/17		92,800	(94,112,285)
1.63%, 8/15/22		1,340	(1,338,534)
Total Borrowed Bonds (Proceeds — $183,304,930) — (5.4)%			(186,953,257)

TBA Sale Commitments (l)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/15/27 – 11/15/27	285,300	(299,657,469)
3.00%, 10/15/27 – 10/15/42	331,600	(351,105,406)
3.50%, 10/15/27 – 10/15/42	177,500	(190,048,969)
4.00%, 10/15/27 – 10/15/42	256,500	(276,154,605)
4.50%, 11/15/27 – 11/15/42	495,200	(535,926,493)
5.00%, 10/15/42 – 11/15/42	295,600	(322,365,829)
5.50%, 10/15/42	75,800	(83,095,750)
6.00%, 11/15/42	291,400	(321,723,813)
6.50%, 10/15/42	5,600	(6,294,750)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/15/42	46,300	(49,765,268)
4.50%, 10/15/42	69,800	(75,067,722)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/42	21,400	(23,406,248)
4.00%, 10/15/42	14,600	(16,085,812)
4.50%, 10/15/42	16,600	(18,267,780)
Total TBA Sale Commitments (Proceeds — $2,562,157,464) — (74.0)%		(2,568,965,914)

Options Written	Contracts
Exchange-Traded Call Options — (0.0)%
Eurodollar 3-Year Mid-Curve Options, Strike Price USD 99.13, Expires 11/16/12	2,235	(460,969)

	Notional Amount (000)
Over-the-Counter Barrier Options — (0.0)%
USD Currency, Barrier Price CAD 1.01, Expires 11/05/12, Broker BNP Paribas SA	USD	80	(25,142)
Over-the-Counter Call Options — (0.0)%
EUR Currency:
Strike Price USD 1.29, Expires 12/20/12, Broker Bank of America Corp.		27,720	(532,258)
Strike Price USD 310.00, Expires 11/02/12, Broker Deutsche Bank AG		4,930	(3,389)
			(535,647)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	45

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Interest Rate Call Swaptions — (0.3)%
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	USD	50,000	$(6,082,855)
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		25,400	(285,013)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/10/14, Broker Bank of America Corp.		37,900	(221,612)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		48,200	(282,539)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/14/14, Broker Bank of America Corp.		38,000	(222,870)
Pay a fixed rate of 1.43% and receive a floating rate based on 3-month LIBOR, Expires 7/28/14, Broker Deutsche Bank AG		16,800	(263,972)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		8,900	(868,117)
			(8,226,978)
Over-the-Counter Credit Default Put Swaptions — (0.0)%
Sold credit default protection on iTraxx — Crossover Index Series 18, Version 1, Strike Price USD 675, Expires 11/21/12, Broker Citigroup, Inc. (n)(o)	EUR	16,000	(153,393)
Sold credit default protection on iTraxx — Europe Sub Financial Index Series 17, Version 1, Strike Price USD 130, Expires 10/17/12, Broker Citigroup, Inc. (n)(p)		32,020	(185,164)
Sold credit default protection on iTraxx — Europe Sub Financial Index Series 17, Version 1, Strike Price USD 130, Expires 10/17/12, Broker JPMorgan Chase & Co. (n)(p)		16,030	(92,698)
Sold credit default protection on iTraxx — Europe Sub Financial Index Series 17, Version 1, Strike Price USD 140, Expires 10/17/12, Broker JPMorgan Chase & Co. (n)(p)		16,030	(52,856)
			(484,111)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	USD	50,000	(60,125)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		25,400	(153,264)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/10/14, Broker Bank of America Corp.		37,900	(324,310)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		48,200	(413,744)

Options Written	Notional Amount (000)		Value
Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/14/14, Broker Bank of America Corp.	USD	38,000	$(327,670)
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR, Expires 7/16/14, Broker Citigroup, Inc.		29,900	(274,996)
Receive a fixed rate of 1.43% and pay a floating rate based on 3-month LIBOR, Expires 7/28/14, Broker Deutsche Bank AG		16,800	(287,369)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		40,200	(435,788)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		8,900	(369,642)
			(2,646,908)
Over-the-Counter Put Options — (0.0)%
EUR Currency, Strike Price USD 1.10, Expires 12/20/12, Broker Bank of America Corp.		27,670	(5,654)
Total Options Written (Premiums Received — $10,652,756) — (0.4)%			(12,385,409)
Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 136.9%			4,750,991,908
Liabilities in Excess of Other Assets — (36.9)%			(1,280,841,357)
Net Assets — 100.0%			$3,470,150,551

*	As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$7,387,176,110
Gross unrealized appreciation	$156,663,864
Gross unrealized depreciation	(24,543,486)
Net unrealized appreciation	$132,120,378

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Corp.	$10,365,164	—
Credit Suisse Group AG	$3,705,375	$90,375
Deutsche Bank AG	$9,402,975	$207,227
JPMorgan Chase & Co.	$7,530,000	—
Société Générale	$2,876,199	$9,277
Wells Fargo & Co.	$12,851,918	—

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Security is perpetual in nature and has no stated maturity date.

See Notes to Consolidated Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

(h)

Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2011	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.24%, 12/25/2035	$9,098	—	$(555)	$8,543	$8,543	$761	—
BlackRock Liquidity Funds, TempFund, Institutional Class	208,292,969	—	(199,146,092)[1]	9,146,877	$9,146,877	$30,352	$456
iShares JPMorgan USD Emerging Markets Bond Fund	114,500	—	—	114,500	$13,884,270	$603,299	—

[1] Represents net shares sold.

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(j)	Convertible security.

(k)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$(97,121,078)	$(1,370,148)
Barclays Plc	$(10,746,032)	$171,679
BNP Paribas SA	$(14,425,766)	$(67,211)
Citigroup, Inc.	$224,630,124	$1,672,453
Credit Suisse Group AG	$(130,785,975)	$337,247
Deutsche Bank AG	$(306,178,993)	$(438,622)
Goldman Sachs Group, Inc.	$(59,337,251)	$(945,575)
JPMorgan Chase & Co.	$317,023,632	$2,495,906
Morgan Stanley	$23,323,143	$90,370
Nomura Trust and Banking Co., Ltd.	$82,267,504	$128,833
Royal Bank of Canada	$(4,452,000)	$5,250
Royal Bank of Scotland Group Plc	$(17,663,767)	$115,737
UBS AG	$24,478,142	$97,900
Wells Fargo & Co	$26,502,657	$119,157

(m)	Represents the current yield as of report date.

(n)	The maximum potential amount that the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

(o)	Rated BB– using S&P’s rating of the underlying securities.

(p)	Rated A using S&P’s rating of the underlying securities.

•	Reverse repurchase agreements outstanding as of September 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS AG	(0.25)%	7/02/12	Open	$855,750	$855,209
UBS AG	(2.50)%	7/02/12	Open	3,589,025	3,566,344
Deutsche Bank AG	0.14%	7/20/12	Open	3,258,500	3,259,425
Deutsche Bank AG	0.14%	7/20/12	Open	4,869,100	4,870,482
Credit Suisse Group AG	0.21%	7/24/12	Open	9,232,072	9,235,788
Deutsche Bank AG	0.23%	7/25/12	Open	6,374,500	6,377,269
Deutsche Bank AG	0.23%	7/25/12	Open	8,874,188	8,878,044
Deutsche Bank AG	0.23%	7/25/12	Open	3,506,062	3,507,586

Reverse repurchase agreements outstanding as of September 30, 2012 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Group AG	(0.25)%	8/20/12	Open	$1,315,350	$1,314,966
Credit Suisse Group AG	0.32%	9/12/12	10/11/12	170,607,215	170,651,194
Credit Suisse Group AG	0.33%	9/20/12	10/11/12	44,549,000	44,557,576
Bank of America Corp.	0.11%	9/28/12	10/01/12	152,292,628	152,294,024
Bank of America Corp.	0.25%	9/28/12	10/01/12	109,837,500	109,839,788
BNP Paribas SA	0.27%	9/28/12	10/01/12	96,417,107	96,419,277
Credit Suisse Group AG	(0.18)%	9/28/12	10/01/12	56,700,197	56,699,346
Credit Suisse Group AG	0.09%	9/28/12	10/01/12	145,171,163	145,172,251
Deutsche Bank AG	0.28%	9/28/12	10/01/12	211,345,488	211,350,419
Total				$1,028,794,845	$1,028,848,988

•	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
339	10-Year Australian Treasury Bond	Australian Securities Exchange	December 2012	AUD	44,621,031	$1,241,711
822	2-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	181,276,688	30,997
36	30-Year US Treasury Bond	Chicago Board of Trade	December 2012	USD	5,377,500	54,566
826	5-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	102,946,703	5,459
49	Euro-OAT Future	Eurex	December 2012	EUR	8,434,488	37,237
138	CBOE Volatility Index (VIX) Futures	Chicago Board Options Exchange	February 2013	USD	3,056,700	(44,728)
193	90-Day Euro-Dollar Future	Chicago Mercantile	September 2015	USD	47,878,475	63,555

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	47

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Financial futures contracts purchased as of September 30, 2012 were as follows (concluded):

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
193	90-Day Euro-Dollar Future	Chicago Mercantile	December 2015	USD	47,818,162	$75,786
371	90-Day Euro-Dollar Future	Chicago Mercantile	March 2016	USD	91,803,950	120,315
193	90-Day Euro-Dollar Future	Chicago Mercantile	June 2016	USD	47,687,888	97,957
Total						$1,682,855

•	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
148	CBOE Volatility Index (VIX) Futures	Chicago Board Options Exchange	October 2012	USD	2,427,200	$(10,052)
1,082	3-Year Australian Treasury Bond	Australian Securities Exchange	December 2012	AUD	124,035,732	(1,058,278)
2,146	10-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	286,457,469	(553,428)
109	Euro BOBL	Eurex	December 2012	EUR	17,605,451	(18,016)
586	Euro-Bund	Eurex	December 2012	EUR	106,758,359	(686,161)
2	Euro-Schatz	Eurex	December 2012	EUR	284,561	(337)
116	Long Gilt Bond	London Financial Futures	December 2012	GBP	22,594,143	(151,498)
25	S&P 500 E-Mini Index Future	Chicago Mercantile	December 2012	USD	1,792,750	14,533
226	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	USD	37,339,438	405,373
Total						$(2,057,864)

•	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,721,000	USD	20,204,000	Royal Bank of Scotland Group Plc	10/01/12	$(1,733)
BRL	688,397	USD	339,012	Citigroup, Inc.	10/02/12	418
BRL	685,981	USD	338,778	UBS AG	10/02/12	(540)
USD	338,778	BRL	688,397	Citigroup, Inc.	10/02/12	(651)
USD	337,822	BRL	685,981	UBS AG	10/02/12	(558)
AUD	2,550,000	USD	2,634,762	Citigroup, Inc.	10/03/12	14,049
CAD	3,900,000	USD	3,992,649	Citigroup, Inc.	10/03/12	(28,394)

Foreign currency exchange contracts as of September 30, 2012 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	357,871	USD	580,239	JPMorgan Chase & Co.	10/09/12	$(2,933)
USD	579,625	GBP	357,871	Goldman Sachs Group, Inc.	10/09/12	2,320
USD	290,111	GBP	178,936	UBS AG	10/09/12	1,457
AUD	1,460,000	USD	1,514,830	Citigroup, Inc.	10/12/12	535
AUD	2,240,000	USD	2,250,640	Goldman Sachs Group, Inc.	10/12/12	74,304
USD	3,720,017	AUD	3,700,000	Goldman Sachs Group, Inc.	10/12/12	(120,292)
CHF	2,659,000	USD	2,829,515	UBS AG	10/17/12	(34)
GBP	1,000,000	USD	1,601,833	Citigroup, Inc.	10/17/12	11,294
GBP	12,374,000	USD	19,399,673	Citigroup, Inc.	10/17/12	561,164
GBP	2,700,000	USD	4,326,386	Credit Suisse Group AG	10/17/12	29,058
NOK	25,565,000	SEK	29,256,586	HSBC Holdings Plc	10/17/12	4,499
SEK	29,553,523	NOK	25,565,000	BNP Paribas SA	10/17/12	40,693
USD	206,574	CAD	210,000	UBS AG	10/17/12	(6,823)
USD	160,868	CHF	157,000	Citigroup, Inc.	10/17/12	(6,198)
USD	4,387,919	CHF	4,294,000	Deutsche Bank AG	10/17/12	(181,389)
USD	2,167,529	CHF	2,125,000	Royal Bank of Scotland Group Plc	10/17/12	(93,714)
USD	260,686	EUR	207,000	Citigroup, Inc.	10/17/12	(5,493)
USD	20,207,066	EUR	15,721,000	Royal Bank of Scotland Group Plc	10/17/12	(8,401)
USD	3,303,103	GBP	2,037,000	Citigroup, Inc.	10/17/12	17,163
USD	3,142,735	GBP	1,933,000	Citigroup, Inc.	10/17/12	24,560
USD	5,859,621	GBP	3,612,000	Deutsche Bank AG	10/17/12	33,006
USD	64,970,794	GBP	41,852,000	UBS AG	10/17/12	(2,541,809)
USD	4,090,396	GBP	2,615,000	UBS AG	10/17/12	(127,932)
USD	3,426,880	GBP	2,192,500	UBS AG	10/17/12	(109,902)
USD	2,152,127	GBP	1,388,000	UBS AG	10/17/12	(86,893)
USD	1,556,560	GBP	1,000,000	Westpac Banking Corp.	10/17/12	(56,567)
CAD	16,682,661	AUD	16,365,000	Deutsche Bank AG	10/19/12	(23,229)
USD	10,958,995	AUD	10,488,000	UBS AG	10/19/12	80,021
USD	24,731,535	EUR	18,853,000	UBS AG	10/19/12	488,188
EUR	23,281,000	USD	28,629,880	Citigroup, Inc.	10/22/12	1,308,375
MXN	111,628,000	USD	8,600,000	Bank of America Corp.	10/22/12	59,588
MXN	55,422,700	USD	4,300,000	Royal Bank of Scotland Group Plc	10/22/12	(561)
MXN	55,426,570	USD	4,300,000	Royal Bank of Scotland Group Plc	10/22/12	(261)

See Notes to Consolidated Financial Statements.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Foreign currency exchange contracts as of September 30, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	193,554,750	EUR	157,875,000	Citigroup, Inc.	10/22/12	$(9,464,966)
USD	34,445,502	EUR	27,546,000	Citigroup, Inc.	10/22/12	(977,340)
USD	12,429,067	EUR	9,909,000	Citigroup, Inc.	10/22/12	(313,434)
USD	3,961,657	EUR	3,100,000	Citigroup, Inc.	10/22/12	(24,795)
USD	5,125,360	EUR	4,004,000	Citigroup, Inc.	10/22/12	(23,593)
USD	925,302	EUR	734,000	Citigroup, Inc.	10/22/12	(18,587)
USD	766,646	EUR	610,000	Citigroup, Inc.	10/22/12	(17,785)
USD	12,776,026	EUR	9,866,000	Deutsche Bank AG	10/22/12	88,821
USD	4,510,737	EUR	3,613,000	Royal Bank of Scotland Group Plc	10/22/12	(135,409)
USD	12,636,137	EUR	9,883,000	UBS AG	10/22/12	(72,929)
MXN	15,298,368	AUD	1,131,667	Deutsche Bank AG	12/19/12	12,262
MXN	15,305,769	AUD	1,131,667	Deutsche Bank AG	12/19/12	12,833
MXN	15,302,896	AUD	1,131,667	JPMorgan Chase & Co.	12/19/12	12,611
USD	7,973,897	CNY	51,320,000	Standard Chartered Plc	6/07/13	(44,793)
USD	7,987,549	CNY	51,320,000	Standard Chartered Plc	6/07/13	(31,141)
USD	8,273,320	CNY	53,305,000	Credit Suisse Group AG	8/19/13	(22,984)
Total						$(11,674,844)

•	Credit default swaps on single-name issues — buy protection outstanding as of September 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Portugal Government Bond	1.00%	JPMorgan Chase & Co.	6/20/15	USD	12,800	$7,614
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD	3,100	(50,489)
Ireland Government Bond	1.00%	Citigroup, Inc.	12/20/16	USD	4,000	(472,200)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	44,333
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Group, Inc	12/20/16	USD	5,750	(103,826)
Ireland Government Bond	1.00%	Citigroup, Inc.	3/20/17	USD	2,000	(171,005)
Ireland Government Bond	1.00%	Goldman Sachs Group, Inc.	3/20/17	USD	11,000	(1,235,719)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase & Co.	3/20/17	EUR	3,800	397,076
Banco de Sabadell SA	5.00%	BNP Paribas SA	6/20/17	EUR	720	(12,671)
Caixa Bank SA	3.00%	BNP Paribas SA	6/20/17	EUR	540	14,525

Credit default swaps on single-name issues — buy protection outstanding as of September 30, 2012 were as follows (continued):

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Caixa Bank SA	3.00%	BNP Paribas SA	6/20/17	EUR	720	$21,337
Portugal Government Bond	1.00%	Citigroup, Inc.	6/20/17	USD	6,000	(950,918)
Svenska Cellulosa Aktiebolaget SCA	1.00%	Morgan Stanley	6/20/17	EUR	2,565	(32,943)
Compagne de Saint-Gobain	1.00%	Barclays Plc	9/20/17	EUR	555	(6,242)
Spain Government Bond	1.00%	Barclays Plc	9/20/17	USD	1,400	(88,111)
Spain Government Bond	1.00%	Barclays Plc	9/20/17	USD	2,300	(159,313)
Banco Santander SA	3.00%	BNP Paribas SA	9/20/17	EUR	1,050	(20,730)
Banco Santander SA	3.00%	BNP Paribas SA	9/20/17	EUR	850	(24,049)
Barclays Plc	1.00%	BNP Paribas SA	9/20/17	EUR	2,000	(9,390)
Peugeot SA	5.00%	BNP Paribas SA	9/20/17	EUR	5,950	49,179
Royal Bank of Scotland	5.00%	BNP Paribas SA	9/20/17	EUR	1,680	(111,748)
Spain Government Bond	1.00%	BNP Paribas SA	9/20/17	USD	2,440	(125,063)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR	5,890	(134,447)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR	5,445	(124,289)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR	1,010	(56,020)
Hartford Financial Services Group	1.00%	Citigroup, Inc.	9/20/17	USD	1,000	(42,276)
Ireland Government Bond	1.00%	Citigroup, Inc.	9/20/17	USD	500	(40,472)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	9/20/17	EUR	800	(19,027)
Royal Bank of Scotland	3.00%	Deutsche Bank AG	9/20/17	EUR	2,200	(111,973)
Société Générale SA	3.00%	Deutsche Bank AG	9/20/17	EUR	1,200	(30,352)
Royal Bank of Scotland	5.00%	JPMorgan Chase & Co.	9/20/17	EUR	1,000	(66,548)
Société Générale SA	3.00%	JPMorgan Chase & Co.	9/20/17	EUR	1,200	(34,457)
Banco Bilbao Vizcaya Argentaria SA	3.00%	UBS AG	9/20/17	EUR	510	(29,636)
Telenor ASA	1.00%	Barclays Plc	12/20/17	EUR	3,660	8,465
Volvo AB	1.00%	Barclays Plc	12/20/17	EUR	750	5,916
Clariant AG	1.00%	BNP Paribas SA	12/20/17	EUR	1,300	(23,799)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	49

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Credit default swaps on single-name issues — buy protection outstanding as of September 30, 2012 were as follows (concluded):

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Henkel AG & Co. KGaA	1.00%	Credit Suisse Group AG	12/20/17	EUR	1,950	$(638)
Akzo Nobel NV	1.00%	Deutsche Bank AG	12/20/17	EUR	2,500	(15,835)
Telekom Austria AG	1.00%	Deutsche Bank AG	12/20/17	EUR	4,380	64,966
Compagne de Saint-Gobain	1.00%	Goldman Sachs Group, Inc.	12/20/17	EUR	750	(222)
Clariant AG	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	3,540	7,493
Diageo Plc	1.00%	Deutsche Bank AG	12/20/17	EUR	3,650	(2,998)
UPM-Kymmene Oyj	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	1,770	(3,876)
Total						$(3,690,378)

•	Credit default swaps on single-name issues — sold protection outstanding as of September 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Hellenic Telecommunications Organization SA	5.00%	Citigroup, Inc.	6/20/13	B–	EUR	360	$36,833
Hellenic Telecommunications Organization SA	5.00%	Citigroup, Inc.	6/20/13	B–	EUR	540	92,167
Hellenic Telecommunications Organization SA	5.00%	JPMorgan Chase & Co.	6/20/13	B–	EUR	900	2,215
Hellenic Telecommunications Organization SA	5.00%	JPMorgan Chase & Co.	6/20/13	B–	EUR	900	120,031
ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	6/20/16	B+	USD	1,850	135,113
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas SA	9/20/16	BBB–	EUR	2,000	(353,131)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	BBB–	EUR	750	(145,566)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A–	USD	3,680	146,639
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase & Co.	9/20/16	BBB–	EUR	2,200	(519,662)
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A–	USD	4,580	176,589
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A–	USD	2,770	87,216
Italy Government Bond	1.00%	Citigroup, Inc.	12/20/16	BBB+	USD	4,000	180,861
MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A–	USD	3,060	94,142
MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A–	USD	2,880	103,519
MetLife, Inc.	1.00%	Citigroup, Inc.	3/20/17	A–	USD	2,380	46,656

Credit default swaps on single-name issues — sold protection outstanding as of September 30, 2012 were as follows (continued):

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Energy Transfer Partners L	1.00%	Credit Suisse Group AG	3/20/17	BBB–	USD	5,000	$190,759
MetLife, Inc.	1.00%	UBS AG	3/20/17	A–	USD	4,930	96,645
Unity Media Plc	5.00%	Barclays Plc	6/20/17	B–	EUR	1,160	111,226
Sunrise Communications Holdings	5.00%	Citigroup, Inc.	6/20/17	B–	EUR	1,160	130,430
Virgin Media Finance Plc	5.00%	Citigroup, Inc.	6/20/17	BB	EUR	670	74,673
Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB–	USD	11,580	240,196
Anadarko Petroleum Corp.	1.00%	Morgan Stanley	6/20/17	BBB–	USD	3,700	95,201
Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB–	USD	2,931	72,920
Ardagh Packaging Finance Plc	5.00%	Barclays Plc	9/20/17	CCC+	EUR	370	26,224
Gas Natural SDG SA	1.00%	Barclays Plc	9/20/17	BBB	EUR	800	48,169
Gas Natural SDG SA	1.00%	Barclays Plc	9/20/17	BBB	EUR	750	67,125
Repsol YPF SA	1.00%	Barclays Plc	9/20/17	BBB–	EUR	750	74,451
Credit Suisse Group AG	1.00%	BNP Paribas SA	9/20/17	A	EUR	2,000	54,862
Iberdrola SA	1.00%	Barclays Plc	9/20/17	BBB+	EUR	2,440	134,006
Lloyds TSB Bank Plc	5.00%	BNP Paribas SA	9/20/17	A	EUR	1,680	139,546
Anadarko Petroleum Corp.	1.00%	Citigroup, Inc.	9/20/17	BBB–	USD	5,000	(39,462)
BNP Paribas SA	1.00%	Citigroup, Inc.	9/20/17	AA–	EUR	1,200	31,412
Italy Government Bond	1.00%	Citigroup, Inc.	9/20/17	BBB+	USD	500	26,574
Lincoln National Corp.	1.00%	Citigroup, Inc.	9/20/17	A–	USD	1,000	37,486
M-real Oyj	5.00%	Citigroup, Inc.	9/20/17	B–	EUR	3,470	107,047
MetLife, Inc.	1.00%	Citigroup, Inc.	9/20/17	A–	USD	10,000	(121,217)
Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	9/20/17	BBB–	USD	5,000	8,224
Ardagh Packaging Finance Plc	5.00%	Credit Suisse Group AG	9/20/17	CCC+	EUR	550	40,590
BNP Paribas SA	1.00%	Deutsche Bank AG	9/20/17	AA–	EUR	1,200	21,667
Lloyds TSB Bank Plc	3.00%	Deutsche Bank AG	9/20/17	A	EUR	2,200	122,275
Lloyds TSB Bank Plc	5.00%	Deutsche Bank AG	9/20/17	A	EUR	1,000	87,924
Metsa Board Oyj	5.00%	Goldman Sachs Group, Inc.	9/20/17	B–	EUR	800	(14,210)
Finmeccanica SpA	5.00%	JPMorgan Chase & Co.	9/20/17	BBB–	EUR	840	72,287

See Notes to Consolidated Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Credit default swaps on single-name issues — sold protection outstanding as of September 30, 2012 were as follows (concluded):

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Finmeccanica SpA	5.00%	UBS AG	9/20/17	BBB–	EUR	1,000	$104,195
J Sainsbury Plc	1.00%	BNP Paribas SA	12/20/17	Not Rated	EUR	800	(3,505)
Deutsche Telekom AG	1.00%	Citigroup, Inc.	12/20/17	BBB+	EUR	550	(4,005)
France Telecom SA	1.00%	Citigroup, Inc.	12/20/17	A–	EUR	1,220	(12,274)
Vodafone Group Plc	1.00%	Citigroup, Inc.	12/20/17	A–	EUR	910	(4,966)
Deutsche Telekom AG	1.00%	Deutsche Bank AG	12/20/17	BBB+	EUR	1,500	(8,724)
Imperial Tobacco Group Plc	1.00%	Deutsche Bank AG	12/20/17	BBB	EUR	1,500	(13,386)
Tesco Plc	1.00%	Deutsche Bank AG	12/20/17	A–	EUR	3,500	(14,164)
E.ON AG	1.00%	JPMorgan Chase & Co.	12/20/17	A–	EUR	3,250	(22,372)
Gas Natural SDG SA	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR	1,550	(17,472)
Stora Enso Oyj	5.00%	JPMorgan Chase & Co.	12/20/17	BB	EUR	1,770	9,155
Total							$2,153,134

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of September 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx — Europe Sub Financial Index Series 9	5.00%	JPMorgan Chase & Co.	6/20/15	EUR	5,915	$(132,154)
iTraxx — Crossover Index Series 15, Version 1	5.00%	UBS AG	6/20/16	EUR	605	(10,441)
iTraxx — Crossover Index Series 16, Version 1	5.00%	Barclays Plc	12/20/16	EUR	2,364	(301,288)
iTraxx — Europe Sub Financial Index Series 17, Version 1	1.00%	Citigroup, Inc.	6/20/17	EUR	3,410	(69,407)
Dow Jones CDX North America Investment Grade Index Series 18, Version 1	1.00%	Credit Suisse Group AG	6/20/17	USD	103,800	(440,025)
iTraxx — Europe Sub Financial Index Series 18, Version 1	1.00%	Citigroup, Inc.	12/20/17	EUR	1,240	5,569
iTraxx — Crossover Index Series 18, Version 1	5.00%	Deutsche Bank AG	12/20/17	EUR	8,000	101,494
Total						$(846,252)

•	Credit default swaps on traded indexes — sold protection outstanding as of September 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[3]	Notional Amount (000)[4]		Unrealized Appreciation (Depreciation)
iTraxx — Europe Sub Financial Index Series 9	5.00%	JPMorgan Chase & Co.	6/20/13	A–	EUR	3,020	$188,436
iTraxx — Europe Sub Financial Index Series 9	5.00%	Morgan Stanley	6/20/13	A–	EUR	1,185	234,286
iTraxx — Cross-over Index Series 16, Version 1	5.00%	JPMorgan Chase & Co.	12/20/16	BB–	EUR	1,970	159,060
iTraxx — Cross-over Index Series 16, Version 1	5.00%	JPMorgan Chase & Co.	12/20/16	BB–	EUR	394	31,577
Dow Jones CDX North America Investment Grade Index Series 18, Version 1	1.00%	Citigroup, Inc.	6/20/17	A–	USD	103,800	341,039
iTraxx — Europe Sub Financial Index Series 17, Version 1	1.00%	Citigroup, Inc.	6/20/17	A	EUR	3,410	63,278
iTraxx — Cross-over Index Series 17, Version 1	5.00%	JPMorgan Chase & Co.	6/20/17	BB–	EUR	3,600	(40,282)
iTraxx — Cross-over Index Series 18, Version 1	5.00%	Citigroup, Inc.	12/20/17	BB–	EUR	1,930	(29,582)
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A–	USD	4,830	234,037
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley	12/13/49	A+	USD	5,430	291,966
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley	2/17/51	A	USD	5,430	294,200
Total							$1,768,015

[3]	Using S&P’s rating of the underlying securities.

[4]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	51

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Interest rate swaps outstanding as of September 30,2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.49%[1]	3-month LIBOR	Citigroup, Inc.	8/22/14	USD	43,300	$(96,109)
0.44%[1]	3-month LIBOR	Citigroup, Inc.	8/29/14	USD	43,600	(49,840)
0.42%[1]	3-month LIBOR	Morgan Stanley	9/04/14	USD	31,275	(28,312)
0.42%[2]	3-month LIBOR	Citigroup, Inc.	10/01/14	USD	121,700	114,314
0.82%[1]	3-month LIBOR	Citigroup, Inc.	7/18/17	USD	6,400	(27,320)
1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	5,100	203,088
1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	22,700	903,941
1.20%[2]	3-month LIBOR	Deutsche Bank AG	8/30/18	USD	12,500	70,059
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	9,510	(1,393,819)
4.03%[1]	3-month LIBOR	UBS AG	4/18/22	USD	18,000	(3,258,615)
1.93%[2]	3-month LIBOR	Deutsche Bank AG	8/21/22	USD	19,300	424,673
1.76%[2]	3-month LIBOR	Citigroup, Inc.	9/24/22	USD	6,900	35,494
2.52%[1]	3-month LIBOR	Deutsche Bank AG	9/04/42	USD	9,300	165,305
2.69%[2]	3-month LIBOR	Citigroup, Inc.	9/17/42	USD	1,700	32,501
Total						$(2,904,640)

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Master Portfolio pays the floating rate and receives the fixed rate.

•	Total return swaps outstanding as of September 30,2012 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Change in Return of the Consumer Price Index for All Urban Consumers	2.18%[3]	Bank of America Corp.	10/06/21	USD	19,240	$(661,275)

Gross Return on the Markit IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	1-month LIBOR[4]	Barclays Plc	1/12/40	USD	6,319	27

Gross Return on the Markit IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	1-month LIBOR[4]	Barclays Plc	1/12/40	USD	11,559	(28,995)

Gross Return on the Markit IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	1-month LIBOR[5]	Goldman Sachs Group, Inc.	1/12/40	USD	11,508	(100,222)

Gross Return on the Markit IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	1-month LIBOR[5]	JPMorgan Chase & Co.	1/12/40	USD	14,076	(64,061)

Gross Return on the Markit IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	1-month LIBOR[5]	Barclays Plc	1/12/41	USD	6,344	(32)

Gross Return on the Markit IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	1-month LIBOR[5]	Barclays Plc	1/12/41	USD	11,286	3,600
Total						$(850,958)

[3]	Master Portfolio pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

[4]	Master Portfolio pays the total return of the reference entity and receives the floating rate.

[5]	Master Portfolio pays the floating rate and receives the total return of the reference entity.

See Notes to Consolidated Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$362,728,226	$11,209,292	$373,937,518
Corporate Bonds	—	1,252,626,229	18,466,000	1,271,092,229
Floating Rate Loan Interests	—	77,385,138	29,123,026	106,508,164
Foreign Agency Obligations	—	276,229,708	—	276,229,708
Investment Companies	$13,884,270	—	—	13,884,270
Non-Agency Mortgage-Backed Securities	—	494,144,899	48,132,409	542,277,308
Preferred Securities	4,310,569	29,486,495	—	33,797,064
Taxable Municipal Bonds	—	11,518,515	—	11,518,515
US Government Sponsored Agency Securities	—	3,709,919,886	—	3,709,919,886
US Treasury Obligations	—	978,885,181	—	978,885,181
Short-Term Securities:
Money Market Funds	9,146,877	—	—	9,146,877
Borrowed Bond Agreements	—	186,551,163	—	186,551,163
Liabilities:
Investments:
Borrowed Bonds	—	(186,953,257)	—	(186,953,257)
TBA Sale Commitments	—	(2,568,965,914)	—	(2,568,965,914)
Total	$27,341,716	$4,623,556,269	$106,930,727	$4,757,828,712

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$6,496,228	—	$6,496,228
Equity contracts	$248,914	134,665	—	383,579
Foreign currency exchange contracts	—	3,191,184	—	3,191,184
Interest rate contracts	3,101,456	5,366,964	—	8,468,420
Liabilities:
Credit contracts	—	(7,112,688)	—	(7,112,688)
Equity contracts	(54,780)	—	—	(54,780)
Foreign currency exchange contracts	—	(15,118,506)	—	(15,118,506)
Interest rate contracts	(2,928,687)	(15,921,211)	—	(18,849,898)
Other contracts	—	(661,275)	—	(661,275)
Total	$366,903	$(23,624,639)	—	$(23,257,736)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	53

Consolidated Schedule of Investments (concluded)	Master Total Return Portfolio

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$8,416,385	—	—	$8,416,385
Cash pledged as collateral for financial futures contracts	3,172,000	—	—	3,172,000
Cash pledged as collateral for reverse repurchase agreements	3,646,600	—	—	3,646,600
Cash pledged as collateral for swaps	15,510,000	—	—	15,510,000
Foreign currency at value	745,040	—	—	745,040
Liabilities:
Cash received as collateral for swaps	—	$(3,549,000)	—	(3,549,000)
Reverse repurchase agreements	—	(1,028,794,845)	—	(1,028,794,845)
Total	$31,490,025	$(1,032,343,845)	—	$(1,000,853,820)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2012.

Certain of the Master Portfolio’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Master Portfolio had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening balance, as of September 30, 2011	$43,570,827	—	$27,890,171	$11,648,206	$83,109,204
Transfers into Level 3[1]	—	—	5,674,230	—	5,674,230
Transfers out of Level 3[1]	(35,568,466)	—	—	(3,892,420)	(39,460,886)
Accrued discounts/premiums	—	$(1,095)	51,073	44,509	94,487
Net realized gain (loss)	148,283	—	118,859	147,233	414,375
Net change in unrealized appreciation/depreciation[2]	1,816	(5,334)	131,564	416,955	545,001
Purchases	11,209,276	18,472,429	6,248,750	42,674,595	78,605,050
Sales	(8,152,444)	—	(10,991,621)	(2,906,669)	(22,050,734)
Closing Balance, as of September 30, 2012	$11,209,292	$18,466,000	$29,123,026	$48,132,409	$106,930,727

[1]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of September 30, 2011, the Master Portfolio used significant unobservable inputs in determining the value of certain investments. As of September 30, 2012, the Master Portfolio used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $39,460,886 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2012 was $543,202.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Liabilities:
Opening balance, as of September 30, 2011	$(440,436)
Transfers into Level 3[3]	—
Transfers out of Level 3[3]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	440,436
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—
Closing Balance, as of September 30, 2012	—

[3]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of September 30, 2012 was $0.

[5]	Issues represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Consolidated Financial Statements.

54	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Consolidated Statement of Assets and Liabilities	Master Total Return Portfolio

September 30, 2012
Assets
Investments at value — unaffiliated (cost — $7,356,964,114)	$7,496,256,798
Investments at value — affiliated (cost — $21,679,045)	23,039,690
Cash	8,416,385
Foreign currency at value (cost — $753,935)	745,040
TBA sale commitments receivable	2,562,157,464
Investments sold receivable	410,736,442
Interest receivable	27,271,983
Cash pledged as collateral for swaps	15,510,000
Swap premiums paid	13,965,685
Unrealized appreciation on swaps	7,966,098
Contributions receivable from investors	4,444,011
Cash pledged as collateral for reverse repurchase agreements	3,646,600
Cash pledged as collateral for financial futures contracts	3,172,000
Unrealized appreciation on foreign currency exchange contracts	2,877,219
Swaps receivable	1,622,768
Principal paydown receivable	633,322
Options written receivable	170,854
Variation margin receivable	52,307
Prepaid expenses	25,611
Other assets	2,129
Total assets	10,582,712,406

Liabilities
Investments purchased payable	3,265,350,825
TBA sale commitments at value (proceeds — $2,562,157,464)	2,568,965,914
Reverse repurchase agreements	1,028,794,845
Borrowed bonds at value (proceeds — $183,304,930)	186,953,257
Unrealized depreciation on foreign currency exchange contracts	14,552,063
Swap premiums received	13,183,034
Options written at value (premiums received — $10,652,756)	12,385,409
Unrealized depreciation on swaps	12,337,177
Cash received as collateral for swaps	3,549,000
Interest expense payable	2,812,120
Swaps payable	2,535,294
Variation margin payable	463,558
Investment advisory fees payable	202,106
Other affiliates payable	32,372
Directors’ fees payable	2,391
Other accrued expenses payable	442,490
Total liabilities	7,112,561,855
Net Assets	$3,470,150,551

Net Assets Consist of
Investors’ capital	$3,358,075,696
Net unrealized appreciation	112,074,855
Net Assets	$3,470,150,551

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	55

Consolidated Statement of Operations	Master Total Return Portfolio

Year Ended September 30, 2012
Investment Income
Interest — unaffiliated	$157,654,528
Dividends — affiliated	633,651
Foreign taxes withheld	(62,887)
Interest — affiliated	761
Total income	158,226,053

Expenses
Investment advisory	2,512,731
Accounting services	680,973
Custodian	594,596
Professional	250,804
Directors	87,623
Printing	12,972
Miscellaneous	122,354
Total expenses excluding interest expense	4,262,053
Interest expense	5,831,218
Total expenses	10,093,271
Less fees waived by Manager	(19,382)
Total expenses after fees waived	10,073,889
Net investment income	148,152,164

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	48,620,298
Capital gain distributions received from affiliated investment companies	456
Financial futures contracts	(26,903,809)
Foreign currency transactions	10,828,180
Options written	26,553,995
Securities sold short	4,447
Borrowed bonds	5,176,606
Swaps	(3,392,783)
60,887,390
Net change in unrealized appreciation/depreciation on:
Investments	150,295,790
Financial futures contracts	(1,611,616)
Foreign currency translations	(19,236,624)
Options written	17,618,549
Borrowed bonds	(6,679,644)
Swaps	(17,951,532)
122,434,923
Total realized and unrealized gain	183,322,313
Net Increase in Net Assets Resulting from Operations	$331,474,477

See Notes to Consolidated Financial Statements.

56	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Statements of Changes in Net Assets	Master Total Return Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2012[1]	2011
Operations
Net investment income	$148,152,164	$188,832,427
Net realized gain (loss)	60,887,390	(4,253,006)
Net change in unrealized appreciation/depreciation	122,434,923	(68,039,857)
Net increase in net assets resulting from operations	331,474,477	116,539,564

Capital Transactions
Proceeds from contributions	890,293,273	1,794,583,835
Value of withdrawals	(1,650,981,268)	(1,603,649,352)
Net increase (decrease) in net assets derived from capital transactions	(760,687,995)	190,934,483

Net Assets
Total increase (decrease) in net assets	(429,213,518)	307,474,047
Beginning of year	3,899,364,069	3,591,890,022
End of year	$3,470,150,551	$3,899,364,069

[1]	Consolidated Statements of Changes in Net Assets.

Financial Highlights	Master Total Return Portfolio

	Year Ended September 30,
	2012[1]	2011	2010	2009	2008
Total Investment Return
Total investment return	10.04%	2.82%	13.05%	10.95%	(5.76)%

Ratios to Average Net Assets
Total expenses	0.29%	0.56%	0.58%	0.17%	0.15%
Total expenses after fees waived and paid indirectly	0.29%	0.56%	0.58%	0.17%	0.15%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.12%	0.11%	0.13%	0.13%	0.10%
Net investment income	4.20%	4.67%	4.97%	6.10%	5.59%

Supplemental Data
Net assets, end of year (000)	$3,470,151	$3,899,364	$3,591,890	$3,123,655	$3,244,949
Portfolio turnover	1,346%[2]	1,771%[3]	1,754%[4]	708%[5]	1,081%[6]

[1]	Consolidated Financial Highlights.
[2]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.
[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.
[6]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 418%.

See Notes to Consolidated Financial Statements.

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Notes to Consolidated Financial Statements	Master Total Return Portfolio

1. Organization and Significant Accounting Policies:

Master Total Return Portfolio (the “Master Portfolio”) is a series of Master Bond LLC (the “Master LLC”) and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master Portfolio’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Master Portfolio, which primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments while allowing its investors to still satisfy Regulated Investment Company (“RIC”) tax requirements. Intercompany accounts and transactions, if any, have been eliminated. During the year ended September 30, 2012, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio.

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Master Portfolio may invest in floating rate loan interests. The floating rate loan interests the Master Portfolio holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Master Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

When the Master Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

borrower, and the Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Master Portfolio may enter into borrowed bond agreements. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Master Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Master Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Master Portfolio may also experience delays in gaining access to the collateral.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Consolidated Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on its cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Master Portfolio may enter into treasury roll transactions. In a treasury roll transaction, the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Master Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. In May 2011, the Internal Revenue Service commenced an examination of Master Total Return’s US federal tax return for the year ended September 30, 2009. The examination was completed in February 2012 and did not result in any adjustments to the tax return. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances,

62	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not give rise to counterparty credit risk, as options written obligate the Master Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Master Portfolio also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

The Master Portfolio may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The types of barrier options the Master Portfolio may invest in include down-and-out options, double no-touch options and one-touch options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying security reaches a specific barrier price level prior to the option’s expiration date. Double no-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying asset does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying asset reaches or surpasses predetermined barrier price levels prior to the option’s expiration date.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Master Portfolio typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Master Portfolio’s exposure to the credit risk of the counterparty. These payments received or made by the Master Portfolio are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, on the Consolidated Statement of Asset and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

64	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2012

	Asset Derivatives		Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]	$8,468,420	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Options written at value[2]	$(18,849,898)
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Unrealized depreciation on swaps[1]; Investments at value — unaffiliated[2]	3,191,184	Unrealized depreciation on foreign currency exchange contracts; Unrealized depreciation on swaps[1]; Options written at value[2]	(15,118,506)
Credit contracts	Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]; Swap premiums paid	20,461,913	Unrealized depreciation on swaps[1]; Options written at value[2]; Swap premiums received	(20,295,722)
Equity contracts	Net unrealized appreciation/ depreciation[1]; Investments at value — unaffiliated[2]	383,579	Net unrealized appreciation/depreciation[1]	(54,780)
Other contracts	—	—	Unrealized depreciation on swaps[1]	(661,275)

Total		$32,505,096		$(54,980,181)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended September 30, 2012

	Net Realized Gain (Loss) From

	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Transactions

Interest rate contracts	$(23,953,448)	$(6,822,796)	$(3,590,871)	—
Foreign currency exchange contracts	(457,496)	—	(4,096,702)	$16,395,357
Credit contracts	—	2,302,409	455,670	—
Equity contracts	(2,492,865)	—	(3,985,524)	—
Other contracts	—	1,127,604	—	—

Total	$(26,903,809)	$(3,392,783)	$(11,217,427)	$16,395,357

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Translations

Interest rate contracts	$(858,478)	$(9,120,628)	$13,522,798	—
Foreign currency exchange contracts	(54,868)	—	(4,612,345)	$(19,313,208)
Credit contracts	—	(7,095,865)	(33,774)	—
Equity contracts	(698,270)	—	(1,026,089)	—
Other contracts	—	(1,735,039)	—	—

Total	$(1,611,616)	$(17,951,532)	$7,850,590	$(19,313,208)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	65

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	3,209
Average number of contracts sold	6,139
Average notional value of contracts purchased	$671,717,502
Average notional value of contracts sold	$1,104,209,823
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	35
Average number of contracts — US dollars sold	15
Average US dollar amounts purchased	$446,257,597
Average US dollar amounts sold	$171,436,380
Options:
Average number of option contracts purchased	328,937
Average number of option contracts written	246,918
Average notional value of option contracts purchased	$413,583,201
Average notional value of option contracts written	$288,055,529
Average number of swaption contracts purchased	10
Average number of swaption contracts written	16
Average notional value of swaption contracts purchased	$379,038,886
Average notional value of swaption contracts written	$630,043,204
Credit default swaps:
Average number of contracts — buy protection	66
Average number of contracts — sell protection	58
Average notional value — buy protection	$577,475,838
Average notional value — sell protection	$396,159,119
Interest rate swaps:
Average number of contracts — pays fixed rate	16
Average number of contracts — receives fixed rate	16
Average notional value — pays fixed rate	$597,814,801
Average notional value — receives fixed rate	$446,988,153
Total return swaps:
Average number of contracts	6
Average notional value	$74,446,111

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $250 Million	0.20%
$250 Million – $500 Million	0.15%
$500 Million – $750 Million	0.10%
Greater than $750 Million	0.05%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets which includes the assets of the Subsidiary.

The Manager entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BFM, BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

For the year ended September 30, 2012, the Master LLC reimbursed the Manager $19,382 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master Portfolio reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2012, were $41,013,760,144 and $41,315,011,206, respectively.

Purchases and sales of US government securities for the year ended September 30, 2012, were $20,146,008,265 and $20,205,610,919, respectively.

For the year ended September 30, 2012, purchases and sales of mortgage dollar rolls were $27,009,425,760 and $27,012,706,960, respectively.

66	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Notes to Consolidated Financial Statements (concluded)	Master Total Return Portfolio

Transactions in options written for the year ended September 30, 2012, were as follows:

	Option Contracts	Calls Notional Amount (000)	Premiums Received	Option Contracts	Puts Notional Amount (000)	Premiums Received

Outstanding options, beginning of year	1,328	$1,401,122	$9,048,993	—	$663,265	$10,586,781
Options written	7,598	1,776,613	28,255,627	10,971	2,477,754	39,849,255
Options exercised	(140)	(518,598)	(5,007,231)	—	(254,184)	(6,669,199)
Options expired	(3,823)	(1,502,917)	(6,257,319)	(4,278)	(1,623,591)	(20,736,117)
Options closed	(2,728)	(898,370)	(21,652,799)	(6,693)	(860,114)	(16,765,235)

Outstanding options, end of year	2,235	$257,850	$4,387,271	—	$403,130	$6,265,485

5. Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2012.

For the year ended September 30, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rate from reverse repurchase agreements and treasury roll transactions were $888,522,503 and 0.17%, respectively.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Consolidated Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	67

Report of Independent Registered Public Accounting Firm	Master Total Return Portfolio

To the Investors of Master Total Return Portfolio and Board of Directors of Master Bond LLC:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Master Total Return Portfolio (the “Master Portfolio”), of Master Bond LLC, as of September 30, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Portfolio is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Master Total Return Portfolio of Master Bond LLC as of September 30, 2012, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
November 28, 2012

68	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Balanced Capital Fund, Inc. (the “Fund”) met on April 10, 2012 and May 8–9, 2012 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	69

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8–9, 2012 Board meeting.

At an in-person meeting held on May 8–9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the first, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the Fund’s performance was affected by the underperformance of the Fund’s equity segment during these periods. The bulk of the underperformance for the Fund’s equity segment was concentrated over the 18-month period ended August 31, 2010. During this time, cheap stocks with improving fundamentals noticeably underperformed more expensive stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

70	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	71

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

72	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Officers and Directors of the Fund and Master Bond LLC

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				29 RICs consisting of 82 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 82 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	73

Officers and Directors of the Fund and Master Bond LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				29 RICs consisting of 82 Portfolios	None

[1]

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s/Master Bond LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]

Date shown is the earliest date a person has served for the Fund/Master Bond LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Fund/Master Bond LLC Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			160 RICs consisting of 278 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

			29 RICs consisting of 82 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			160 RICs consisting of 278 Portfolios	None

[3]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master Bond LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master Bond LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

74	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Officers and Directors of the Fund and Master Bond LLC (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Fund/Master Bond LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Princeton, NJ 08540

Custodian and
Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02110

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Fund and Master Bond LLC and Benjamin Archibald became Secretary of the Fund and Master Bond LLC.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	75

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolios voted proxies relating to securities held in the Fund’s/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

76	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	77

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Long-Horizon Equity Fund
BlackRock Managed Volatility Portfolio†
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Real Estate Securities Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Local Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Asset Income Portfolio†
BlackRock Secured Credit Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock US Mortgage Portfolio
BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

LifePath Active Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2012	79

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10252-9/12-AR

Item 2 –

Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrants’ boards of directors (the “board of directors”), has determined that (i) the registrants has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$15,300	$15,200	$2,500	$0	$14,850	$14,350	$0	$312
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$35,900	$35,500	$2,500	$0	$13,250	$13,250	$0	$0
Master Total Return Portfolio of Master Bond LLC	$80,000	$68,000	$2,500	$0	$13,500	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrants’ audit committees (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$17,350	$14,662
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$15,750	$13,250
Master Total Return Portfolio of Master Bond LLC	$16,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –

The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –

There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) –	Code of Ethics – See Item 2

(a)(2) –	Certifications – Attached hereto

(a)(3) –	Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 4, 2012